SCHEDULE 14A INFORMATION

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CYPRESS BIOSCIENCE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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4350 EXECUTIVE DRIVE, SUITE 325

SAN DIEGO, CA 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 15, 2003

To the Stockholders of Cypress Bioscience, Inc.:

Notice is Hereby Given that the Annual Meeting of Stockholders of Cypress Bioscience, Inc., a Delaware corporation (the “Company”), will be held on September 15, 2003 at 11:00 a.m. local time at the La Jolla Marriott, 4240 La Jolla Village Drive, La Jolla, California 92037 for the following purposes:

1.    To elect two directors to hold office until the 2006 Annual Meeting of Stockholders.

2.    To approve the amendment and restatement of our Amended and Restated Certificate of Incorporation, as amended (the “Existing Certificate”), and our Amended and Restated Bylaws (the “Existing Bylaws”), in order to (i) revise such charter documents to reflect developments in the Delaware General Corporation Law and developments in corporate governance procedures in the seven years since the adoption of the Company’s Existing Certificate and Existing Bylaws, and (ii) implement the following provisions that are available under Delaware law:

A.    Eliminate the ability of our stockholders to take action by written consent without a meeting of the stockholders of the Company.

B.    Eliminate the ability of our stockholders to call special meetings of the stockholders of the Company.

C.    Eliminate the ability of our stockholders to remove a director from our board of directors without cause at any time during which we are not subject to Section 2115 of the California General Corporation Law.

D.    Provide that the number of directors shall be fixed exclusively by our board of directors.

E.    Require the presence, in person, by remote communication or by proxy of a majority of the outstanding shares of stock entitled to vote to constitute a quorum for the transaction of business at a stockholder meeting.

F.    Provide that our stockholders be given notice of a stockholder meeting not less than 10 nor more than 60 days before the date of such stockholder meeting.

G.    Provide that the number of authorized shares of preferred stock of the Company may be increased or decreased (but not below the number of shares outstanding) by the affirmative vote of the holders of a majority of our common stock, without a vote of the holders of any preferred stock we may issue, unless a vote of the holders of preferred stock is required by any certificate of designation filed with respect to such preferred stock.

H.    Require the affirmative vote of the holders of at least 66-2/3% of our outstanding shares, voting together as a class, to adopt, amend or repeal any provision of the bylaws of the Company.

I.    Provide that, except as required by law, the vote of the holders of our common stock will not be required to amend our certificate of incorporation or any certificate of designations that relates solely to the terms of any outstanding preferred stock.

J.    To undesignate 3,333,333 shares that are currently designated as Series A Preferred Stock and return them to the status of undesignated preferred stock.

K.    To reduce the par value of our stock from $0.02 to $0.001.

3.    To amend our 2000 Equity Incentive Plan, as amended, to increase the number of shares of common stock available for issuance as incentive stock options from 875,000 shares to 5,600,000 shares.

4.    To ratify the selection of Ernst & Young LLP by the Audit Committee of our board of directors as independent auditors of the Company for our fiscal year ending December 31, 2003.

5.    To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Our board of directors has fixed the close of business on August 4, 2003, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors

/s/ JAY D. KRANZLER
Jay D. Kranzler
Chief Executive Officer and Secretary

San Diego, California

August 12, 2003

All Stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. If your shares are held of record by a broker, bank or other nominee, you may be able to vote on the Internet or by telephone by following the instructions provided with your voting form. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

CYPRESS BIOSCIENCE, INC.

4350 EXECUTIVE DRIVE, SUITE 325  SAN DIEGO, CALIFORNIA 92121

PROXY STATEMENT

FOR 2003 ANNUAL MEETING OF STOCKHOLDERS

September 15, 2003

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the board of directors of Cypress Bioscience, Inc., a Delaware corporation (“Cypress” the “Company” “we,” “us” or “our”), for use at our Annual Meeting of Stockholders to be held on September 15, 2003, at 11:00 a.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the La Jolla Marriott, 4240 La Jolla Village Drive, La Jolla, California 92037. We intend to mail this proxy statement and accompanying proxy card on or about August 12, 2003 to all stockholders entitled to vote at the Annual Meeting.

Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

Only holders of record of common stock at the close of business on August 4, 2003 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on August 4, 2003 we had outstanding and entitled to vote 18,787,975 shares of common stock. Each holder of record of common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

A quorum of stockholders is necessary to hold a valid meeting. A quorum under our existing Amended and Restated Bylaws (the “Existing Bylaws”) will be present if at least one-third of our outstanding shares are represented by votes at the meeting or by proxy (in Proposal 2, we are proposing to increase the quorum requirement to equal a majority of the outstanding shares). All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and shares held by nominees that are present but have not voted on a proposal because the nominees did not have discretionary voting power and did not receive instructions with respect to that proposal from the beneficial owner (“broker non-votes”). Abstentions and broker non-votes will be counted as present in determining whether a quorum exists. With respect to Proposals 1, 3 and 4, abstentions will have the same effect as a vote against the proposals and broker non-votes will be disregarded and have no effect on the outcome of the vote on the proposals. With respect to Proposal 2, abstentions and broker non-votes will have the same effect as a vote against the proposal.

Voting Via the Internet or by Telephone

Most stockholders whose stock is held in street name may grant a proxy to vote their shares by means of the telephone or on the Internet. The laws of Delaware, under which we are incorporated, specifically permit electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspector of election can determine that such proxy was authorized by the stockholder.

The telephone and Internet voting procedures used by brokers, banks or other agents are designed to authenticate stockholders’ identities, to allow stockholders to grant a proxy to vote their shares and to confirm that stockholders’ instructions have been recorded properly. Stockholders granting a proxy to vote via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

For Shares Registered in Your Name

This proxy is sent to stockholders who hold our stock in their own name by American Stock Transfer and Trust Company, which does not offer telephone and Internet voting and, therefore, stockholders of record may not vote their shares telephonically or via the Internet.

For Shares Registered in the Name of a Broker or Bank

Most of our stockholders who hold shares in street name may vote their shares by accessing the website or calling the number specified on the voting instruction card provided by their brokers, banks or other agent. Stockholders should check their voting instruction card for Internet and telephone voting ability.

General Information for All Shares Voted Via the Internet or By Telephone

Votes submitted via the Internet or by telephone must be received by 11:59 p.m., Pacific time on September 14, 2003. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with our Secretary at our principal executive office, 4350 Executive Drive, Suite 325, San Diego, California 92121, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Stockholder Proposals

The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2004 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is April 14, 2004. Unless a stockholder who wishes to bring a matter before the stockholders at our 2004 annual meeting of stockholders notifies us of such matter prior to June 28, 2004, management will have discretionary authority to vote all shares for which it has proxies in opposition to such matter.

Proposal 1

Election of Directors

The Existing Bylaws provide that our board of directors shall be divided into three classes, with each class having a three-year term. Vacancies on our board of directors may be filled by a majority of our remaining directors. A director elected by our board of directors to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

The number of directors is currently set at seven and our board of directors is presently composed of six members with one vacancy. There are three directors in the class whose term of office expires in 2003. Sheldon Drobny, a director in the class whose term of office expires in 2003, has elected not to stand for re-election and shall no longer serve as a member of our board, effective as of the date of this Annual Meeting. If elected at the Annual Meeting, each of the nominees would serve until the 2006 annual meeting and until his successor is elected and has qualified, or until such director’s earlier death, resignation or removal.

Vote Required

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that either nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that either nominee will be unable to serve.

Set forth below is biographical information for each nominee for director, each person whose term of office as a director will continue after the Annual Meeting and each of our executive officers that are not directors.

Nominees for Election for a Three-year Term Expiring at the 2006 Annual Meeting

Martin B. Keller

Martin B. Keller, M.D., age 56, was elected by our board of directors to serve as a director in May 2001. Dr. Keller has been the Mary E. Zucker Professor and Chairman of the Department of Psychiatry and Human Behavior at the Brown University School of Medicine in Providence, Rhode Island since 1989. He is also Executive Psychiatrist-in-Chief at the Brown University affiliated hospitals. Dr. Keller is a consultant to various pharmaceutical companies including Bristol-Myers Squibb, Eli Lilly, Forest Laboratories, Janssen Pharmaceutica, Merck, Inc, Organon, Otsuka Pharmacia/Upjohn, Pharmastar, Pfizer, Inc. and Wyeth-Ayerst Laboratories. In addition, he serves on the scientific advisory board of numerous pharmaceutical companies including Bristol-Myers Squibb, Cephalon, Cyberonics, Inc., Eli Lilly, Forest Laboratories, Merck, Inc, Pfizer, Mitsubishi, Organon, Sepracor, Scirex, Somerset Pharmaceuticals, Vela Pharmaceuticals, SmithKline Beecham and Wyeth-Ayerst Laboratories. Dr. Keller also serves on the board of directors and the scientific advisory board of the Jed Foundation, a non-profit foundation. Dr. Keller received his BA from Dartmouth College and his medical training at Cornell University, and completed a medical internship at Bellevue Medical Center in New York City and a psychiatric residency at Massachusetts General Hospital in Boston.

Jay D. Kranzler

Jay D. Kranzler, M.D., Ph.D., age 45, was appointed as our Chief Executive Officer and Vice-Chairman in December 1995. In April 1998, Dr. Kranzler was appointed as Chairman of our board of directors. From January 1989 until August 1995, Dr. Kranzler served as President, Chief Executive Officer and a director of Cytel Corporation, a publicly held biotechnology company. Dr. Kranzler has been an adjunct member of the Research

Institute of Scripps Clinic since January 1989. Before joining Cytel, from 1985 to January 1989, Dr. Kranzler was employed by McKinsey & Company, a management-consulting firm, as a consultant specializing in the pharmaceutical industry.

The Board of Directors Recommends

A Vote in Favor of Both Named Nominees.

Directors Continuing in Office Until the 2004 Annual Meeting

Samuel D. Anderson

Samuel D. Anderson, age 67, has served as a director since April 1998. Currently, Mr. Anderson is an independent consultant. From 1990 to 1991, he was the President and Chief Executive Officer of Trancel Corporation, a biotechnology company. From 1984 to 1989, Mr. Anderson was the Chief Executive Officer of Alpha Therapeutics Corporation, a blood plasma fractionator, and between 1989 and 1990 served as its Chairman of the Board. Mr. Anderson has been the Chairman of the Board of Hycor, a publicly traded company, since 1998 and has also been a Board member of publicly traded SeraCare Life Sciences since 2001.

Jack H. Vaughn

Jack H. Vaughn, age 82, has served as a director since 1991. Mr. Vaughn is a retired foreign service officer, his last post having been ambassador to Colombia from 1969 to 1970. Mr. Vaughn was a director of the Nature Conservancy from 1986 to 1988, Columbia Pictures from 1978 to 1981 and Allegheny & Western Energy Corporation from 1980 to 1987.

Directors Continuing in Office Until the 2005 Annual Meeting

Lawrence J. Kessel

Lawrence J. Kessel, M.D., FACP, age 49, has served as a director since October 1999. Dr. Kessel has been the president of a five physician practice specializing in Internal Medicine and Geriatrics since 1984 and is Board Certified in Internal Medicine with added qualification as a diplomat in Geriatric Medicine. He is an active staff attending and Clinical Instructor at Chestnut Hill Hospital (University of Pennsylvania affiliate) and Roxborough Memorial Hospital in Philadelphia, Pennsylvania. Dr. Kessel is a Board Reviewer for the American Board of Internal Medicine, as well as a Fellow of the American College of Physicians. He also serves on the advisory board of Independence Blue Cross and is a Clinical Assistant Professor in the Department of Medicine at Temple University Medical School. In addition to serving on our board of directors, Dr. Kessel presently serves as a director to NovaDel Pharma, Inc. of Flemington, New Jersey; Keryx Biopharmaceuticals of New York, New York; and Dor BioPharma, Inc. of Lake Forest, Illinois. He served on the Board of Genta, Inc. from 1997 to 2000 and as a senior consultant to Genta from 2000 to 2001.

Charles B. Nemeroff

Charles B. Nemeroff, M.D., Ph.D., age 53, has served as a director since March 2001. Dr. Nemeroff has been the Reunette W. Harris Professor and Chairman of the Department of Psychiatry and Behavioral Sciences at the Emory University School of Medicine in Atlanta, Georgia since 1991. He serves on the Mental Health Advisory Council of the National Institute of Mental Health and the Biomedical Research Council for NASA. Dr. Nemeroff is the past President of the American College of Psychiatrists and past President of the American College of Neuropsychopharmacology. He serves as the Editor-in-Chief of Neuropsychopharmacology. Dr. Nemeroff has received numerous awards for his research including the Bowis Award from the American College of Psychiatrists and the Menninger Prize from the American College of Physicians. In 2002, he was elected to the Institute of Medicine.

Non-Director Executive Officers

R. Michael Gendreau

R. Michael Gendreau, M.D., Ph.D., age 48, was appointed as our Vice President of Research and Development and Chief Medical Officer in December 1996 and is currently serving as our Vice President of Development and Chief Medical Officer. Dr. Gendreau joined us in 1994 and held various positions from 1994 through 1996, including Executive Director of Scientific Affairs. From 1991 to 1994, Dr. Gendreau was Vice President of Research and Development and Chief Medical Officer for MicroProbe Corporation, a developer and manufacturer of DNA probe-based diagnostic equipment.

Sabrina Martucci Johnson

Sabrina Martucci Johnson, age 37, was appointed as our interim Chief Financial Officer in February 2002 and, in April 2002, she was appointed as our Vice President and Chief Financial Officer. Ms. Johnson served as our Vice President of Marketing from March 2001 to April 2002. Ms. Johnson joined us in August 1998 and held various positions from 1998 through 2000, including Product Director, Executive Director of Marketing and Sales, and Vice President of Marketing and Sales. From 1993 to 1998, Ms. Johnson held marketing and sales positions with Advanced Tissue Sciences and Clonetics. Ms. Johnson has an MBA from the American Graduate School of International Management (Thunderbird) and a MSc in Biochemical Engineering from the University of London. Ms. Johnson began her career in the biotechnology industry as a research scientist in 1990 with Baxter Healthcare, Hyland Division.

Board Committees and Meetings

During the fiscal year ended December 31, 2002 our board of directors held eight meetings and acted by unanimous written consent one time. Our board of directors has an Audit Committee, a Compensation Committee, a Non-Executive Officer Stock Option Committee, a Nominating Committee and a Science and Technology Committee.

The Audit Committee of our board of directors oversees our corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed non-permissible audit services; monitors the rotation of partners of the independent auditors on our engagement team as required by law; reviews the financial statements to be included in our Annual Report on Form 10-K; and discusses with management and the independent auditors the results of the annual audit and the results of our quarterly financial statements. A copy of our written Audit Committee Charter is attached to this Proxy Statement as Appendix A. The Audit Committee has been composed of three directors: Mr. Vaughn (Chairman), Mr. Drobny and Mr. Anderson; provided, that, after the date of this Annual Meeting, in light of Mr. Drobny’s decision not to stand for re-election as a director, it will be composed of two directors: Mr. Vaughn (Chairman) and Mr. Anderson. It met five times during fiscal year 2002. All members of our Audit Committee are independent (as independence is currently defined in Rule 4200(a)(14) of the NASD listing standards). In addition, our board of directors believes that Mr. Drobny is an audit committee financial expert. An audit committee financial expert is a person who has (i) an understanding of generally accepted accounting principles and financial statements, (ii) the ability to assess the general application of said principles in connection with the accounting for estimates, accruals and reserves, (iii) experience preparing, auditing, analyzing or evaluating financial statements of comparable breadth and complexity to the Company’s or experience supervising others who do, and (iv) an understanding of internal controls and procedures.

The Compensation Committee reviews and approves our overall compensation strategy and policies. The Compensation Committee makes recommendations based on management’s input concerning salaries and incentive compensation, awards stock options to executives under our stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as our board of directors may delegate. Through July 15, 2003, the Compensation Committee was composed of three directors: Mr. Anderson (Chairman), Mr. Vaughn and Dr. Kessel. It met three times during fiscal year 2002 and acted by unanimous written consent one time. Effective July 15, 2003, Dr. Nemeroff replaced Dr. Kessel as a member of the Compensation Committee.

The Non-Executive Officer Stock Option Committee was formed in February 1996. It has the authority to grant certain numbers of options to employees who are not our executive officers; provided, however, that the number of options granted to employees by the Non-Executive Officer Stock Option Committee is limited to 250,000 each period between board meetings. The Non-Executive Officer Stock Option Committee is comprised of one director, Dr. Kranzler, and acted by written consent six times during the fiscal year ended December 31, 2002.

The Nominating Committee of our board of directors was recently formed on July 15, 2003. The Nominating Committee reviews the performance and composition of our board, and, when appropriate, reviews the qualifications of and recommends to the board proposed nominees for election to the board. The Nominating Committee is composed of two directors: Dr. Keller (Chairman) and Mr. Anderson.

The Science and Technology Committee of our board of directors was also recently formed on July 15, 2003. The Science and Technology Committee reviews and evaluates our science and technology strategies. The Science and Technology Committee is composed of four directors: Dr. Nemeroff (Chairman), Dr. Kranzler, Dr. Keller and Dr. Kessel.

During the fiscal year ended December 31, 2002, each director attended 75% or more of the aggregate of the meetings of our board of directors and of the committees on which he served.

Scientific Advisory Boards

We have two scientific advisory boards to provide scientific and clinical support and guidance related to our development of products related to the treatment of functional somatic syndromes, including fibromyalgia syndrome. The areas of focus of the scientific advisory boards are fibromyalgia syndrome and psychopharmacology.

The Fibromyalgia Syndrome Advisory Board, or the FAB, is composed of Daniel J. Clauw, M.D., Director, Center for the Advancement of Clinical Research Professor of Medicine, at The University of Michigan; Robert Bennett, M.D., FRCP, FACP, FACR, Professor of Medicine at Oregon Health Sciences University; Laurence Bradley, Ph.D., Professor of Medicine at the University of Alabama, Birmingham; Jacques Caldwell, M.D., FACR, Medical Director for Radiant Research/Daytona Beach and Gainesville; Don L. Goldenberg, M.D., Chief of Rheumatology at Newton-Wellesley Hospital; Daniel G. Malone, M.D., Associate Professor of Medicine at the University of Wisconsin; Philip Mease, M.D., FACP, FACR, Clinical Professor at the University of Washington; Allan Metzger, M.D., FACP, FACR, Clinical Professor of Medicine at UCLA; Sanford Roth, M.D., Medical Director, Arizona Research and Education; I. Jon Russell, M.D., Ph.D., Associate Professor of Medicine, University of Texas Clinical Research Center; Stuart Silverman, M.D., FACP, FACR, Clinical Professor of Medicine and Rheumatology at UCLA; Daniel Wallace, M.D., FACP, FACR, Clinical Professor of Medicine at UCLA; Arthur L. Weaver, M.D., FACP, FACR, Director of Clinical Research at the Arthritis Center of Nebraska; and Muhammad B. Yunus, M.D., FACP, Professor of Medicine and Rheumatology at the University of Illinois College of Medicine. During the fiscal year ended December 31, 2002, Dr. Clauw received a retainer of $50,000 for his services as a member of the FAB, and none of the other members of the FAB received any compensation in connection with services on the FAB. The focus of the FAB is to provide us guidance on evaluation of candidate therapeutic agents for the treatment of fibromyalgia syndrome and the design and conduct of human clinical trials for our compound, milnacipran, and any other future therapeutic agents identified to treat fibromyalgia syndrome.

The Psychopharmacology Advisory Board, or the PSYAB, is composed of Charles Nemeroff, M.D., Ph.D., the Reunette W. Harris Professor and Chairman of the Department of Psychiatry and Behavioral Sciences at the Emory University School of Medicine in Atlanta, Georgia (also a member of our Board); David Dunner, M.D., Director, Center for Anxiety and Depression, Department of Psychology and Behavioral Sciences at the University of Washington; Jan Fawcett, M.D., Professor and Chairman, Department of Psychiatry at Rush-Presbyterian-St. Luke’s Medical Center; Martin B. Keller, M.D., Professor and Chairman, Department of Psychiatry and Human Behavior at Brown Medical School (also a member of our Board); Lorrin M. Koran, M.D., Professor (Clinical) Psychiatry and Behavioral Sciences at Stanford University Medical Center; K. Ranga Krishnan, M.B., Ch.B., Department of Psychiatry and Behavioral Sciences at Duke University; and Stephen Stahl, M.D., Ph.D., UCSD, Department of Psychiatry. During the fiscal year ended December 31, 2002, Dr. Dunner, Dr. Koran, Dr. Nemeroff and Dr. Stahl received $2,500, $2,500, $24,000 and $468.75, respectively, for their services as members of the PSYAB. None of the other members of the PSYAB received any compensation in connection with services on the PSYAB during 2002. The focus of the PSYAB is to assist us in selecting and evaluating the potential effectiveness of drug candidates and designing clinical trials for these compounds.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics, which covers all employees, including our principal executive officer, principal financial officer and principal accounting officer. A copy of our Code of Business Conduct and Ethics is included as Appendix B to this Proxy Statement and is posted on our website, www.cypressbio.com. We also will post on our website any waiver or amendment (other than technical, administrative and other non-substantive amendments) to our Code of Business Conduct and Ethics that is granted to or affects the duties of any of our directors or our principal executive, financial and accounting officers. Such posting will be made within five business days after the date of the waiver or amendment and will remain on the website for at least twelve months.

Report of the Audit Committee of the Board of Directors(1)

The following is the report of our Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2002.

Our Audit Committee acts pursuant to the Audit Committee Charter. Our Audit Committee adopted a revised charter on July 15, 2003, and it is included in this Proxy Statement as Appendix A. Each of the members of our Audit Committee is independent (as independent is currently defined in Rule 4200(a)(14) of the NASD listing standards).

Our Audit Committee has reviewed and discussed our audited financial statements with management and our independent auditors. Our Audit Committee has discussed with Ernst & Young LLP, our independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements. Our Audit Committee has also received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, which relates to the accountant’s independence from us and our related entities, and has discussed with Ernst and Young LLP their independence from us.

Our Audit Committee believes that management maintains an effective system of internal controls that results in fairly presented financial statements. Based on the review and discussions referred to above, our Audit Committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

Audit Committee

Jack H. Vaughn, Chairman

Samuel D. Anderson

Sheldon Drobny(2)

(1)	This Section is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 (the “Securities Act”), as amended or the Securities Exchange Act of 1934 (the “Exchange Act”), whether before or after the date hereof and irrespective of any general incorporation language in any such filing.
(2)	Sheldon Drobny served as a member of the Audit Committee through the date of this Annual Meeting.

Proposal 2

Approval of Amendment and Restatement of The Company’s  Amended and Restated Certificate of Incorporation and Bylaws

Summary of Proposed Amendments

On January 23, 2003 our board of directors unanimously adopted, subject to stockholder approval, (i) the amendment and restatement of our Amended and Restated Certificate of Incorporation, as amended (the “Existing Certificate”) in the form of the Second Amended and Restated Certificate of Incorporation attached as Appendix C (the “Restated Certificate”), with such changes as may be required for filing with the Secretary of State of the State of Delaware, and (ii) the amendment and restatement of our Existing Bylaws in the form of the Second Amended and Restated Bylaws attached as Appendix D (the “Restated Bylaws” and collectively with the Restated Certificate, the “Restated Charter Documents”). The Restated Charter Documents are being proposed in order to (i) revise such charter documents to reflect developments in the Delaware General Corporation Law (the “DGCL”) and developments in corporate governance procedures in the seven years since the adoption of the Existing Certificate and Existing Bylaws, and (ii) implement the following provisions that are available under Delaware law:

A.    Eliminate the ability of our stockholders to take action by written consent without a meeting of the stockholders of the Company.

B.    Eliminate the ability of our stockholders to call special meetings of the stockholders of the Company.

C.    Eliminate the ability of our stockholders to remove a director from our board of directors without cause at any time during which we are not subject to Section 2115 of the California General Corporation Law (the “CGCL”).

D.    Provide that the number of directors shall be fixed exclusively by our board of directors.

E.    Require the presence, in person, by remote communication or by proxy of a majority of the outstanding shares of stock entitled to vote to constitute a quorum for the transaction of business at a stockholder meeting.

F.    Provide that our stockholders be given notice of a stockholder meeting not less than 10 nor more than 60 days before the date of such stockholder meeting.

G.    Provide that the number of authorized shares of our preferred stock may be increased or decreased (but not below the number of shares outstanding) by the affirmative vote of the holders of a majority of our common stock, without a vote of the holders of any preferred stock we may issue unless, a vote of the holders of our preferred stock is required by any certificate of designation filed with respect to such preferred stock.

H.    Require the affirmative vote of the holders of at least 66 2/3% of our outstanding shares, voting together as a class, to adopt, amend or repeal any provision of the bylaws of the Company.

I.    Provide that, except as required by law, the vote of the holders of our common stock will not be required to amend our certificate of incorporation or any certificate of designations that relates solely to the terms of any outstanding preferred stock.

J.    Undesignate 3,333,333 shares that are currently designated as Series A Preferred Stock and return them to the status of undesignated preferred stock.

K.    Reduce the par value of our common stock from $0.02 to $0.001.

Vote Required

A vote in favor of Proposal 2 will allow us to amend our Existing Certificate and Existing Bylaws (collectively referred to as the “Existing Charter Documents”) in the form of the Restated Charter Documents attached as Appendix C and D. In addition, a vote in favor of Proposal 2 will include the authorization for us to make any changes to the form of the Restated Certificate attached as Appendix C as may be required for filing with the Delaware Secretary of State. The affirmative vote of the holders of a majority of the outstanding shares of common stock will be required to approve our Restated Charter Documents. As a result, abstentions and broker non-votes will have the same effect as negative votes. Please note that we have attempted to highlight for you the material changes being proposed to the Existing Charter Documents but we have not highlighted all changes. Therefore, stockholders are urged to read carefully the following discussion as well as the Restated Charter Documents that are attached as Appendix C and D before voting on the adoption of the Restated Charter Documents.

Reasons for Adopting the Restated Charter Documents

The purpose for amending our Existing Charter Documents is to revise such charter documents to reflect developments in the DGCL and developments in corporate governance procedures in the seven years since the adoption of the Existing Bylaws and Existing Certificate. The amendments include provisions that will discourage or make it more difficult to initiate a merger, tender offer or proxy contest, to bring about the assumption of control by a holder of a large block of our securities, and to remove incumbent directors without the approval of our board of directors. The Restated Charter Documents are not being proposed in response to any effort of which we are aware to accumulate capital stock or to obtain control of us. However, our board of directors has observed the use of coercive takeover tactics, and believes that it is in the best interests of us and our stockholders to adopt the Restated Charter Documents, which contain defenses against coercive efforts to gain control of us without the approval of our board of directors. The Amended Charter Documents will also make an additional 3,333,333 shares of preferred stock available to us for future issuance by undesignating them as Series A Preferred Stock and will change the par value of our stock.

Effect of the Restated Charter Documents

Our board of directors believes that the provisions contained in the Restated Charter Documents encourage persons seeking to acquire control of us to initiate such acquisitions through arms length negotiations with our board of directors rather than through a hostile takeover attempt. A hostile takeover bid may be unfair or disadvantageous to us and our stockholders because, among other reasons: (i) it may be timed to take advantage of temporarily depressed stock prices; (ii) it may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; and (iii) it may involve the acquisition of only a controlling interest in our stock, without affording all stockholders the opportunity to receive the same economic benefits.

By contrast, in a transaction where a potential acquiror must negotiate with our board of directors, our board of directors has the opportunity to take into account the underlying and long-term value of our business, technology and other assets, the possibilities for alternative transactions on more favorable terms, anticipated favorable developments in our business not yet reflected in the stock price and equality of treatment of all stockholders. Our board of directors further believes that it is preferable to implement defensive measures now, when they can be considered carefully by our stockholders and our officers and directors, rather than attempt to implement such defensive measures in response to an unsolicited attempt to gain control of us.

Although our board of directors believes the adoption of the Restated Charter Documents is in the best interests of us and our stockholders, stockholders should be aware of potential undesirable overall effects of certain of the proposed amendments contained in the Restated Charter Documents. The Restated Charter Documents, if adopted, may have the effect of discouraging a merger, tender offer, proxy contest or the assumption of control by a holder of a large block of our securities that may be in the best interests of our stockholders or other transactions in which our stockholders might receive a substantial premium for their shares over then current market prices. In addition, certain provisions contained in the Restated Charter Documents make the removal of directors, including incumbent directors, more difficult even if such removal would be beneficial to our stockholders.

Our board of directors does not presently intend to propose other anti-takeover measures in other proxy solicitations, although our board of directors may determine to propose one or more such measures at a later date if it determines that it is in the best interests of us and our stockholders to implement additional anti-takeover measures. We have in the past and may in the future enter into agreements with our officers and directors from time to time that contain change in control provisions that could have anti-takeover effects.

Existing Anti-Takeover Measures

Blank Check Preferred Stock

Under our Existing Certificate, 60,000,000 shares of common stock and 15,000,000 shares of preferred stock are authorized. As of June 30, 2003, 18,474,967 shares of our common stock were outstanding, 4,375,966 shares of our common stock were reserved for issuance under our equity plans, 1,204,316 shares of our common stock were reserved for future issuance under our equity plans and 5,916,230 shares of our common stock are reserved for issuance upon the exercise of outstanding warrants to purchase our common stock. Our board of directors has the authority, without stockholder approval, to issue one or more series of preferred stock and to determine the powers, preferences and rights of such series of preferred stock. Subject to applicable laws, we may issue these shares of authorized and available common stock and preferred stock as a means of discouraging a potential acquirer from seeking control of us by diluting public ownership of our stock.

Classified Board

Our Existing Charter Documents provide that our directors are divided into three classes, and that each director be elected for a full term of three years. The Restated Charter Documents also provide for a classified board. The classified board structure helps enhance the continuity and stability of our board of directors by providing for a three year term for each director, thereby reducing the possibility that a third party could effect a sudden or surprise change of control of our board of directors because they could potentially only replace those directors up for election in any given year.

Filling of Vacancies on the Board

The number of directors is currently set at seven directors, and we currently have one vacancy on our board. Our Existing Bylaws provide that any increase in the number of directors shall be filled for the remaining term before the next election by a majority vote of the remaining directors. Our Existing Bylaws provide that the number of directors to serve on our board of directors shall be not less than three nor more than nine as determined from time to time by our board of directors. Because our board of directors may authorize two additional directorships (plus fill the existing vacancy), this would allow our board of directors to increase the authorized number of directors to a maximum of nine and elect two additional board members (plus fill the existing vacancy) if it perceives a third party attempt to change the composition of our board of directors.

Interested Stockholder Transaction

We have not opted out of Section 203 of the DGCL in our Existing Certificate and are therefore subject to Section 203. In general, Section 203 prohibits a purchaser who acquires 15% or more of our outstanding voting stock, an “interested stockholder,” without the approval of our board of directors, from completing a “business combination” with us for three years, unless such interested stockholder (i) increases its holdings of voting stock from less than 15% to at least 85% of our outstanding voting stock (excluding for such purposes, shares owned by directors, officers and certain employee stock plans) in a single transaction, (ii) obtains the subsequent approval of our board of directors and the approval, at a special or annual meeting of stockholders (but not by written consent) of at least 66 2/3% of the outstanding voting stock held by persons other than the interested stockholder, or (iii) satisfies the requirements of certain other exceptions. The definition of “business combination” contained in Section 203 is defined broadly to include a merger, consolidation, asset sale or other similar transaction.

Proposed Amendments to Existing Charter Documents

The following table contrasts the provisions under our Existing Charter Documents with provisions that will govern us in the event the Restated Charter Documents are adopted by our stockholders. Please note that this table provides a summary of certain provisions contained in the Restated Charter Documents. The Restated Charter Documents also provide for other changes that update these documents as described in the proposal, and stockholders should review our Restated Charter Documents attached as Appendix C and D in their entirety prior to voting on Proposal 2. Following the table is a description of certain of the provisions contemplated in our Restated Charter Documents and a summary of the advantages and disadvantages of each such provision.

Existing Charter Documents	Restated Charter Documents

Stockholders may act by written consent	Stockholders may not act by written consent and must transact business at a duly convened meeting

Special meetings of stockholders may be called at the written request of holders of 10% or more of the outstanding shares	Special meetings of stockholders may only be called by the Chairman of our board of directors, the Chief Executive Officer or our board of directors, and may not be called by stockholders

Stockholders may remove a director from office without cause	Stockholders may not remove a director from office without cause unless we are subject to Section 2115 of the CGCL

The number of directors is to be set between three and nine members	The number of directors will be set by our board of directors

The presence at a meeting in person or by proxy of stockholders holding of record one-third of the total number of shares constitutes a quorum	The presence at a meeting in person or by proxy of stockholders holding of record a majority of the total number of shares constitutes a quorum

Notice of a stockholder meeting must be given between 10 and 50 days before the meeting	Notice of a stockholder meeting must be given between 10 and 60 days before the meeting

Approval of the holders of preferred stock (if outstanding) is required to increase or decrease the authorized shares of preferred stock	Approval of the holders of preferred stock is not required to increase or decrease the authorized shares of preferred stock (unless otherwise required under a certificate of designations)

The affirmative vote of a majority of the outstanding shares, voting as a class, is required to adopt, amend or repeal any provision of our bylaws	The affirmative vote of 66 2/3% of the outstanding shares, voting together as a class, is required to adopt, amend or repeal any provision of our bylaws

The majority of the outstanding shares of common stock, voting as a class, is required to amend our Existing Certificate or any certificate of designations that relates solely to the terms of any outstanding preferred stock

Except as required by law, the vote of the holders of common stock is not required to amend our Restated Certificate or any certificate of designations that relates solely to the terms of any outstanding preferred stock

3,333,333 shares are designated as Series A Preferred Stock but there are no shares of Series A Preferred Stock outstanding	No shares will be designated as Series A Preferred Stock

Proposed Amendment to Eliminate the Ability of Stockholders to Take Action by Written Consent

The Existing Bylaws provide that any action that may be taken at a stockholders meeting, may be taken by written consent of the stockholders holding the number of votes that would be necessary to authorize the action at a meeting, without a properly noticed meeting of the stockholders. The Restated Charter Documents would prevent stockholders from acting by written consent.

Advantages of Proposed Amendment

This proposal would: (i) ensure that all stockholders receive advance notice of any proposed major corporate action by stockholders; (ii) ensure that all stockholders have an equal opportunity to participate at such meeting; (iii) enable us to set a record date for any stockholder voting which would reduce the possibility of disputes or confusion regarding the validity of purported stockholder action; and (iv) encourage a potential acquirer to negotiate directly with our board of directors rather than circumventing the negotiation process. In addition, our board of directors believes that this amendment would prevent our stockholders from taking ill-advised stockholder action, by requiring that each proposed stockholder action be discussed in an open forum, with the knowledge, advice and participation of our management and board of directors.

Our board of directors also believes that this amendment would ensure that all stockholders have an opportunity to express their views on a proposed acquisition of us and would promote negotiations concerning such proposed acquisition. In addition, the elimination of stockholder action by written consent may deter hostile takeover attempts because of the lengthened stockholder approval process.

Disadvantages of Proposed Amendment

The elimination of the right of stockholders to take action by written consent would lengthen the amount of time required to take stockholder action, because all stockholder action would require a meeting and compliance with notice requirements. The lengthening of the stockholder approval process could discourage a potential acquirer from completing a transaction that is desirable to our stockholders.

Proposed Amendment to Eliminate the Right of Stockholders to Call a Special Meeting

Our Existing Bylaws provide that a special meeting of the stockholders may be called at any time by our: (i) board of directors, (ii) Chief Executive Officer or (iii) Chief Executive Officer or Secretary at the written request of the holders of 10% of our shares then outstanding and entitled to vote. The Restated Charter Documents provide that a special meeting of the stockholders may be called at any time by our: (i) Chairman of the board of directors, (ii) Chief Executive Officer or (iii) board of directors pursuant to a resolution adopted by a majority of the total number of authorized directors. The proposed amendment would eliminate the ability of our stockholders to call a special meeting.

Advantages of Proposed Amendment

This proposal would prevent a common tactic of bidders whereby they initiate a proxy contest in attempting a hostile takeover by calling a special meeting of stockholders. However, a proxy contest may still be used in the context of an annual meeting. In addition, our board of directors believes that eliminating the ability of stockholders that hold 10% or greater of our stock to call a special meeting would allow our board of directors to conduct orderly meetings and the opportunity to fully examine and negotiate a proposed acquisition prior to the proposal being submitted to our stockholders for approval.

Disadvantages of Proposed Amendment

The proposed amendment could discourage efforts of a potential acquirer, even in connection with a transaction that may be desirable to stockholders, by requiring that a special meeting be called by our Chairman, our Chief Executive Officer or our board of directors, which would lengthen any stockholder approval process.

Proposed Amendment to Prevent Removal of a Director From the Board of Directors by Stockholders Without Cause

The Existing Bylaws provide that a member of our board of directors may be removed with or without cause by the vote of a majority of our outstanding shares at a meeting of our stockholders. Our Restated Certificate provides that during such time as we are subject to Section 2115 of the CGCL, directors may be removed from office at any time without cause by the affirmative vote of the holders of at least a majority of the outstanding shares. However, under the Restated Certificate, if we are not subject to Section 2115 of the CGCL, directors may only be removed for cause in accordance with the DGCL.

Under Section 2115 of the CGCL, certain corporations not organized under California law, but which have significant contacts with California, are subject to a number of key provisions of the CGCL. Section 2115 contains an exemption for corporations whose shares are listed on a national securities exchange or are traded on the Nasdaq National Market System. However, our common stock is traded on The Nasdaq SmallCap Market, and we could be subject to Section 2115 of the CGCL if (i) the average of our California property factor, payroll factor and sales factor is more than 50%, and (ii) 50% or more of our stockholders are California residents. Currently, less than 50% of our stockholders are California residents and therefore Section 2115 does not apply. Furthermore, we believe it is unlikely that we will be subject to Section 2115 in the foreseeable future, because a considerable portion of our stockholders reside outside of California.

As discussed above under “Existing Anti-Takeover Measures”, we have a classified board and our directors are currently divided into three classes and each class of directors is elected to serve for a three year term. As a result, if the Restated Certificate is approved, our stockholders who wish to remove a director while we are not subject to Section 2115 of the CGCL must either (i) remove the director for cause, or (ii) wait until the director’s term expires and he is subject to reelection, which occurs every three years.

Advantages of Proposed Amendment

The classified board structure that we currently employ promotes continuity and stability within our board of directors, and reduces the possibility that a third party will be able to effect a sudden change in control of our board of directors. Our board of directors believes the stockholders’ right to remove a director without cause could be used to circumvent the protections afforded by the creation of a classified board of directors. A potential takeover bidder could obtain control of our board of directors by acquiring a significant percentage of our outstanding shares through a tender offer or open market purchase of our stock, and then run a proxy contest seeking to remove the incumbent board without cause. Once the incumbent board is removed, the bidder could then replace the board with designees of the bidder who would potentially be more willing to approve the terms of a merger or other business combination on terms that may be less favorable to our stockholders than the terms that the incumbent board would have approved. Requiring cause to remove a director precludes a potential bidder from taking such action, and encourages the bidder to work with our incumbent board of directors to accomplish a business combination.

Disadvantages of Proposed Amendment

Elimination of the right of our stockholders to remove a director without cause will make the removal of any director substantially more difficult, even if a majority of our stockholders believe removal of the director is in their best interests. Without the ability to remove directors without cause, our stockholders must either (i) remove the director for cause, or (ii) wait until the director’s term expires and he is subject to reelection. As a result, the elimination of the ability of our stockholders to remove a director without cause, in conjunction with the classified board structure, could make it easier for a director to resist change and otherwise circumvent the desires of a majority of our stockholders, without the threat of immediate removal by our stockholders.

Proposed Amendment to Allow the Directors to Set the Number of Authorized Directors

Our Existing Bylaws provide that the number of directors is to be set between three and nine members. The number of directors may not be increased above nine or decreased below three without stockholder approval. The Restated Charter Documents would allow our board of directors to set the number of directors without any limitations.

Advantages of Proposed Amendment

The flexibility to set the number of directors without any limitations would be useful if a potential takeover bidder were trying to obtain control of our board of directors by acquiring a significant percentage of our outstanding shares and then voting against the nomination of any of our incumbent directors. Our board of directors could increase the number of authorized directors in anticipation of the potential bidder’s attempt to gain control of our board of directors. Coupled with the classified board, and the inability of stockholders to remove directors without cause, it would allow us to maintain a greater percentage of our incumbent directors which could then vote on any terms of a merger or other business combination. This would encourage the bidder to work with the incumbent board of directors to accomplish a business combination.

Disadvantages of Proposed Amendment

Eliminating the maximum and minimum number of directors gives our stockholders less control over the composition of our board of directors and could make it easier for the incumbent board of directors to resist change and otherwise circumvent the desires of a majority of our stockholders.

Proposed Amendment to Increase the Quorum Requirement

Our Existing Bylaws provide that stockholders holding of record one-third of the total number of our shares outstanding and entitled to vote must be present, in person or by proxy. The Restated Bylaws provide that a majority of the outstanding shares of stock entitled to vote constitutes a quorum for the transaction of business at a stockholder meeting.

Advantages of Proposed Amendment

Our board of directors believes that requiring a majority of our stockholders to constitute a quorum will help ensure that at least a majority of our stockholders have an opportunity to participate in any meetings and express their views on the items of business being addressed. In addition, the majority quorum requirement eliminates the possibility that a minority group of stockholders could make decisions at a stockholder meeting that are not aligned with the desires of the majority of stockholders.

Disadvantages of Proposed Amendment

Amending the Existing Bylaws to change the quorum requirement from one-third of our outstanding shares of stock to a majority of our outstanding shares will require a larger portion of our stockholders to be present at any meeting at which business can be transacted. This could discourage the efforts of a potential acquirer, even if such acquisition is in the best interests of our stockholders.

Proposed Amendment to Notice Requirement for Stockholder Meetings

Pursuant to the Existing Bylaws, notice to our stockholders of a stockholder meeting must be given not less than 10 or more than 50 days before the stockholder meeting. The Restated Charter Documents provide that notice to our stockholders of a stockholder meeting must be given not less than 10 or more than 60 days before the stockholder meeting. Under the Restated Charter Documents, we will have 10 additional days between the time we provide notice and the time we must hold a stockholder meeting for such notice to be valid.

Advantages of Proposed Amendment

The proposed amendment will allow us the flexibility of providing notice of a special meeting to stockholders 10 days earlier than under our Existing Bylaws. We may wish to provide notice of a stockholder meeting early if the business to be transacted at the meeting is complex, such as an acquisition proposal, and our board of directors believes that early notice is necessary to allow our stockholders the opportunity to read and understand the proposal.

Disadvantages of Proposed Amendment

The proposed amendment could allow management to lengthen the amount of time required to obtain stockholder approval and, therefore, prevent or delay a transaction that may be favorable to stockholders.

Proposed Amendment to Allow the Increase or Decrease of Preferred Stock

We currently have 60,000,000 shares of common stock and 15,000,000 shares of preferred stock authorized. In addition, our board of directors has the authority, without stockholder approval, to issue one or more series of our preferred stock and to determine the powers, preferences and rights of such series of preferred stock. Our Existing Certificate does not specify the vote required to increase or decrease the authorized number of shares of our preferred stock. Pursuant to the DGCL, a separate class vote of the holders of the Company’s preferred stock is required to increase or decrease the number of authorized shares of preferred stock.

The Restated Certificate provides that the number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof outstanding) by the affirmative vote of the holders of a majority of our common stock, without a vote of the holders of our preferred stock, or any series of our preferred stock, unless a vote of any such holders is required by any certificate of designation filed with respect to the preferred stock. This provision permits us to deny the class vote granted under the DGCL in connection with changing the number of authorized shares of the Company’s preferred stock.

Advantages of Proposed Amendment

The proposed amendment will have the effect of making it easier for us to increase or decrease the authorized shares of our preferred stock available for issuance. These shares of newly authorized and available preferred stock could, subject to applicable laws and any requirements contained in the certificate of designations or other agreements between us and the holders of any preferred stock we may issue, be issued by us as a means of discouraging a potential acquirer from seeking control of the Company by diluting public ownership of the Company.

Disadvantages of Proposed Amendment

The proposed amendment would have the effect of denying to the holders of any preferred stock we may issue the right to a separate class vote on the increase or decrease of the authorized shares of preferred stock. As a result, we could dilute the ownership of holders of the Company’s preferred stock and common stock, absent provisions in the certificate of designations, or any other agreements between us and the holders of any preferred stock we may issue, without a vote of the holders of the preferred stock.

Proposed Amendment to Require the Vote of 66 2/3% of the Stockholders to Approve Changes to the Bylaws

Our Existing Bylaws provide that any amendment, alteration or repeal of our Existing Bylaws requires the affirmative vote of stockholders holding in the aggregate at least a majority of the outstanding shares entitled to vote in the election of directors, and the Restated Charter Documents require the affirmative vote of stockholders holding in the aggregate 66 2/3% of the outstanding shares entitled to vote in the election of directors.

Advantages Of Proposed Amendment

Our board of directors believes that increasing the number of votes required to amend the Restated Bylaws is necessary to make it more difficult for a potential acquirer of the Company to amend the bylaws of the Company to change the anti-takeover proposals that are being presented to stockholders in this proposal.

Disadvantages Of Proposed Amendment

Increasing the number of votes required to amend the Restated Bylaws will make it more difficult for a stockholder to actually amend any provisions of the Restated Bylaws, even in the event that a stockholder believes a proposed change would be in the best interest of our stockholders and us.

Proposed Amendment to Provide that Except as Required by Law, the Vote of the Holders of Common Stock Will Not be Required to Amend the Certificate of Incorporation or any Certificate of Designations that Relates Only to the Preferred Stock

Our Existing Bylaws and Existing Certificate are silent with respect to the vote required with respect to any amendment to the Existing Certificate or any certificate of designation that would relate only to any preferred stock we may issue. The Restated Certificate would provide that any change to the Restated Certificate or any certificate of designation that relates to any preferred stock we may issue would only require the approval of the holders of such preferred stock.

Advantages Of Proposed Amendment

Our board of directors believes that this amendment, combined with our board’s ability to issue preferred stock without stockholder approval, would allow our board of directors to dilute the existing ownership of our stockholders in an attempt to block a hostile takeover of the Company. Without such a provision, under certain circumstances, our board of directors would be required to obtain stockholder approval for such an amendment to the Restated Certificate or any certificate of designations and in the event that a stockholder controlled a large block of our stock, such action by our board of directors could be prevented.

Disadvantages Of Proposed Amendment

Approving this amendment will allow us more flexibility and the ability to dilute our current stockholders without requiring the vote of the stockholders.

Proposed Amendment to Undesignate Shares of Series A Preferred Stock

We have 60,000,000 shares of common stock and 15,000,000 shares of preferred stock authorized under our Existing Certificate. Currently, 3,333,333 shares are designated Series A Preferred Stock, none of which are outstanding. The Restated Certificate would undesignate these shares of Series A Preferred Stock so they can be issued as any series of stock designated by our board of directors.

Advantages of Proposed Amendment

These shares of authorized and available preferred stock could, subject to applicable laws, be issued by us as a means of discouraging a potential acquirer from seeking control of the Company by diluting public ownership of the Company.

Disadvantages of Proposed Amendment

The proposed amendment could have the effect of discouraging or blocking a merger, tender offer, proxy contest or the assumption of control by a holder of a large block of our securities which may result in the receipt by stockholders of a substantial premium for their shares over the current market price.

Proposed Amendment to Change Par Value of Common Stock

The current par value of our common stock is set at $0.02 per share. The Restated Certificate would change the par value of our common stock to $0.001 per share.

Advantages of Proposed Amendment

Under the laws of the State of Delaware, one of the calculations to determine the annual franchise taxes that are due is based on the par value of our stock. Our board of directors has determined that a reduction in the par value of our capital stock from $0.02 to $0.001 would have a negligible accounting impact and may result in franchise tax savings to us.

Disadvantages of Proposed Amendment

The proposed change to the par value of our common stock may have an accounting impact that we currently do not anticipate.

Summary

Our board of directors has determined that each of the proposed amendments contained in the Restated Charter Documents are necessary to update such documents and could be useful protections in the event of a hostile takeover attempt by a third party. Accordingly, our board of directors recommends that our stockholders approve this proposal. By approving this proposal, stockholders are approving the Restated Certificate attached as Appendix C and the Restated Bylaws attached as Appendix D, with such changes as may be required by the Delaware Secretary of State. This entire summary is modified by the Restated Certificate attached as Appendix C and the Restated Bylaws attached as Appendix D. Stockholders are urged to carefully read both the Restated Certificate and the Restated Bylaws before voting on this proposal.

The Board of Directors Recommends

A Vote in Favor of Proposal 2.

Proposal 3

Approval of Amendment to the 2000 Equity Incentive Plan

In May 2000, our board of directors adopted, and the stockholders subsequently approved, the 2000 Equity Incentive Plan (the “2000 Plan”). In December 2000, our board of directors adopted, and in February 2001, the stockholders adopted, an amendment to the 2000 Plan. As of June 30, 2003, there were 3,125,966 shares of common stock reserved for issuance under the 2000 Plan.

On July 15, 2003, our board of directors further amended the 2000 Plan, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance as incentive stock options under the 2000 Plan from a total of 875,000 shares to a total of 5,600,000 shares. This amendment does not alter the total number of shares available for issuance under the 2000 Plan; it only increases the total number of shares that may be issued under the 2000 Plan as incentive stock options. Our board of directors adopted this amendment in order to ensure that Cypress can continue to grant incentive stock options at levels determined appropriate by our board.

As of June 30, 2003, awards (net of canceled or expired awards) covering an aggregate of 1,921,650 shares of our common stock had been granted under the 2000 Plan. 1,204,316 shares of common stock (plus (i) any shares that might in the future be returned to the 2000 Plan as a result of cancellations or expiration of awards, and (ii) any shares made available under the automatic quarterly increase in available shares described below in this paragraph) remained available for future grant under the 2000 Plan, of which 314,800 shares of common stock were available for grant as incentive stock options. In addition, on the last day of each calendar quarter, the number of such reserved shares shall increase, if necessary, in an amount such that the total number of shares reserved for issuance under the 2000 Plan and the 1996 Equity Incentive Plan (the “1996 Plan,” and the 2000 Plan and the 1996 Plan together, the “Plans”), in the aggregate, equals 21.1% of the number of shares of our common stock issued and outstanding as of the close of business on that day (rounded to the nearest whole number of shares). Our board of directors, in its discretion, may designate a smaller number of shares of common stock to be added to the share reserve as of the end of a particular fiscal quarter. Currently, the maximum number of shares issuable upon the exercise of incentive stock options shall not exceed 875,000 shares. If this Proposal 3 is approved, the maximum number of shares issuable upon the exercise of incentive stock options shall not exceed 5,600,000 shares.

Stockholders are requested in this Proposal 3 to approve the amendment to the 2000 Plan to increase the number of shares of common stock available for issuance as incentive stock options from 875,000 to 5,600,000 shares. This amendment does not alter the total number of shares available for issuance under the 2000 Plan; it only increases the total number of shares that may be issued under the 2000 Plan as incentive stock options. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the 2000 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The Board of Directors Recommends

A Vote in Favor of Proposal 3.

The essential features of the 2000 Plan are outlined below:

General

The 2000 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses and restricted stock purchase awards (collectively “awards”). Incentive stock options granted under the 2000 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonstatutory stock options granted under the 2000 Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of awards. As of June 30, 2003, we have granted 1,921,650 stock options under the 2000 Plan.

Purpose

Our board of directors adopted the 2000 Plan to provide a means by which our employees, directors and consultants and our affiliates may be given an opportunity to purchase our stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for our success. All of our approximately eleven employees, directors and consultants are eligible to participate in the 2000 Plan.

Administration

Our board of directors administers the 2000 Plan. Subject to the provisions of the 2000 Plan, our board of directors has the power to construe and interpret the 2000 Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

Our board of directors has the power to delegate administration of the 2000 Plan to a committee composed of not fewer than two members of our board. In the discretion of our board of directors, a committee may consist solely of two or more “outside directors” in accordance with Section 162(m) of the Code or solely of two or more “non-employee directors” in accordance with Rule 16b-3 of the Exchange Act. Our board of directors has delegated administration of the 2000 Plan to the Compensation Committee. As used herein with respect to the 2000 Plan, “our board of directors” refers to any committee our board of directors appoints as well as to our board of directors itself. Our board of directors has also delegated to Dr. Kranzler, our Chief Executive Officer, the power to grant up to 250,000 options to non-officer employees between the time of Board meetings.

The regulations under Section 162(m) of the Code require that the directors who serve as members of the Compensation Committee be “outside directors,” and Rule 16b-3 of the Exchange Act requires that directors who serve as members of the Compensation Committee be “non-employee directors.” The definition of an “outside director” under Section 162(m) is generally narrower than the definition of a “non-employee director” under Rule 16b-3 of the Exchange Act. The 2000 Plan provides that, in the discretion of our board, directors serving on the committee must be either “outside directors” within the meaning of Section 162(m) or “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act. This limitation would exclude from the committee directors who are (i) our current employees or current employees of an affiliate, (ii) our former employees or former employees of an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension 2000 Plan), (iii) our current and former officers, (iv) directors currently receiving direct or indirect remuneration from us or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise considered an “outside director” for purposes of Section 162(m).

Eligibility

Incentive stock options may be granted under the 2000 Plan only to our employees or employees of an affiliate (including officers). Our employees (including officers), directors, and consultants are eligible to receive all other types of awards under the 2000 Plan.

No incentive stock option may be granted under the 2000 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. Likewise, no restricted stock award may be granted under the 2000 Plan to any such holder of 10% or greater of our stock unless the exercise price is at least 100% of the fair market value of the stock subject to the award. In addition, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2000 Plan and all other such plans of the Company and our affiliates) may not exceed $100,000.

No employee may be granted options under the 2000 Plan exercisable for more than 1,000,000 shares of common stock during any calendar year (the “Section 162(m) Limitation”).

Stock Subject to the 2000 Plan

As of June 30, 2003, an aggregate of 3,125,966 shares of common stock were reserved for issuance under the 2000 Plan. In addition, on the last day of each calendar quarter, the number of such reserved shares shall increase, if necessary, in an amount such that the total number of shares reserved for issuance under the Plans, in the aggregate, equals 21.1% of the number of shares of our common stock issued and outstanding as of the close of business on that day (rounded to the nearest whole number of shares). Currently, the maximum number of shares issuable upon the exercise of incentive stock options shall not exceed 875,000 shares. If this Proposal 3 is approved, the maximum number of shares issuable upon the exercise of incentive stock options shall not exceed 5,600,000 shares. Our board of directors, in its discretion, may designate a smaller number of shares of common stock to be added to the share reserve as of the end of a particular fiscal quarter. If awards granted under the 2000 Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such awards again becomes available for issuance under the 2000 Plan. If we reacquire unvested stock issued under the 2000 Plan, the reacquired stock will again become available for reissuance under the 2000 Plan for awards other than incentive stock options.

Terms of Options

The following is a description of the permissible terms of options under the 2000 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment.    The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options may not be less than 85% of the fair market value of the stock on the date of grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. If options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See “Federal Income Tax Information.” As of August 6, 2003, the closing price of our common stock as reported on The Nasdaq SmallCap Stock Market was $5.19 per share.

The exercise price of options granted under the 2000 Plan must be paid either in cash at the time the option is exercised or at the discretion of our board of directors, (i) by delivery of other common stock of the Company, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to our board of directors.

Repricing.    In the event of a decline in the value of our common stock, our board of directors has the authority to offer participants the opportunity to replace outstanding higher priced options with new lower priced options. To the extent required by Section 162(m) of the Code, a repriced option is deemed to be canceled and a new option granted. Both the option deemed to be canceled and the new option deemed to be granted will be counted against the Section 162(m) Limitation.

Option Exercise.    Options granted under the 2000 Plan may become exercisable in cumulative increments (“vest”) as determined by our board of directors. Shares covered by currently outstanding options under the 2000

Plan typically vest over four years with a one year cliff and vesting daily and ratably thereafter during the participant’s employment by, or service as a director or consultant to, us or an affiliate (collectively, “service”). Shares covered by options granted in the future under the 2000 Plan may be subject to different vesting terms. Our board of directors has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the 2000 Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows us to repurchase unvested shares, generally at their exercise price, should the participant’s service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing us to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned common stock of the Company or by a combination of these means.

Term.    The maximum term of options under the 2000 Plan is 10 years, except that in certain cases (see “Eligibility”) the maximum term is five years. Options under the 2000 Plan generally terminate three months after termination of the participant’s service unless (i) such termination is due to the participant’s permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant’s service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 18 months of the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant’s death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

The option term generally is not extended in the event that exercise of the option within these periods is prohibited. Participant’s option agreement also may provide that if the exercise of the option following the termination of the participant’s service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant’s service during which the exercise of the option would not be in violation of such registration requirements.

Terms of Stock Bonuses and Purchases of Restricted Stock

Payment.    Our board of directors determines the purchase price under a restricted stock purchase agreement but the purchase price may not be less than 85% of the fair market value of our common stock on the date of grant. Our board of directors may award stock bonuses in consideration of past services without a purchase payment.

The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the 2000 Plan must be paid either in cash at the time the option is exercised or at the discretion of our board of directors, (i) by delivery of other common stock of the Company, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to our board of directors.

Vesting.    Shares of stock sold or awarded under the 2000 Plan may, but need not be, subject to a repurchase option in favor of us in accordance with a vesting schedule as determined by our board of directors. Our board of directors has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the 2000 Plan.

Restrictions on Transfer.    Rights under a stock bonus or restricted stock bonus agreement may be not be transferred except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement, which is in the sole discretion of our board of directors.

Restrictions on Transfer

The participant may not transfer an incentive stock option other than by will or by the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an incentive stock option. Our board of directors may grant nonstatutory stock options that are transferable in certain limited instances. Shares subject to repurchase by us under an early exercise stock purchase agreement may be subject to restrictions on transfer that our board of directors deems appropriate.

Adjustment Provisions

Transactions not involving receipt of consideration by us, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the class and number of shares of common stock subject to the 2000 Plan and outstanding awards. In that event, the 2000 Plan will be appropriately adjusted as to the class and the maximum number of shares of common stock subject to the 2000 Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the class, number of shares and price per share of common stock subject to such awards.

Effect of Certain Corporate Events

The 2000 Plan provides that, in the event of a dissolution or liquidation of the Company, then all outstanding awards shall terminate prior to such event. The 2000 Plan further provides that, in the event of a sale of substantially all of our assets, specified types of merger, or other corporate reorganization (“change in control”), any surviving corporation shall assume awards outstanding under the 2000 Plan or substitute similar awards for those outstanding under the 2000 Plan. If any surviving corporation declines to assume awards outstanding under the 2000 Plan, or to substitute similar awards, then, with respect to participants whose service has not terminated, the vesting and the time during which such awards may be exercised will be accelerated. An outstanding award will terminate if the participant does not exercise it before a change in control. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of us.

Duration, Amendment and Termination

Our board of directors may suspend or terminate the 2000 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2000 Plan will terminate on May 3, 2010.

Our board of directors may also amend the 2000 Plan at any time or from time to time. However, no amendment will be effective unless approved by our stockholders within 12 months before or after its adoption by our board of directors if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the 2000 Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 of the Exchange Act); (ii) increase the number of shares reserved for issuance upon exercise of awards; or (iii) change any other provision of the 2000 Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements. Our board of directors may submit any other amendment to the 2000 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Federal Income Tax Information

Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 15% while the maximum ordinary income rate and short-term capital gains rate is effectively 35%. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Incentive Stock Options.    Incentive stock options under the 2000 Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code.

There generally are no federal income tax consequences to the participant or to us by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options, Restricted Stock Purchase Awards and Stock Bonuses.    Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the 2000 Plan generally have the following federal income tax consequences:

There are no tax consequences to the participant or to us by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Stock Appreciation Rights.    No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, we are required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, we will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

Potential Limitation on Company Deductions.    Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

Compensation attributable to restricted stock and stock bonuses will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of “outside directors” and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors” , (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount—or formula used to calculate the amount—payable upon attainment of the performance goal).

The Board of Directors Recommends

A Vote in Favor of Proposal 3.

Proposal 4

Ratification of Selection of Independent Auditors

The Audit Committee of our board of directors has selected Ernst & Young LLP (“E&Y”) as our independent auditors for the fiscal year ending December 31, 2003 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. E&Y has audited our financial statements since the fiscal year ended December 31, 1994. Representatives of E&Y expected to be present at the Annual Meeting will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of E&Y as our independent auditors is not required by our Existing Bylaws or otherwise. However, the Audit Committee of our board of directors is submitting the selection of E&Y to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and our board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of our board of directors in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of E&Y. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Auditor’s Fees

Audit Fees

During the fiscal year ended December 31, 2002, the aggregate fees billed by E&Y for the audit of our financial statements for such fiscal year and for the review of our interim financial statements was $86,000.

Financial Information Systems Design and Implementation Fees

During the fiscal year ended December 31, 2002, E&Y did not provide any information technology consulting services to us.

All Other Fees

During fiscal year ended December 31, 2002, the aggregate fees billed by E&Y for professional services other than audit fees was approximately $57,500, which includes approximately $14,000 for tax-related services, $40,000 for consulting services relating to the possible delisting of our common stock from Nasdaq and our Amended and Restated License and Distribution Agreement with Fresenius, and $3,500 for services relating to the review of a registration statement on Form S-3.

The Audit Committee has determined the rendering of other non-audit services by E&Y is compatible with maintaining the auditor’s independence.

The Board of Directors Recommends

A Vote in Favor of Proposal 4

Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2002 regarding our equity compensation plans that were approved by our stockholders. As of December 31, 2002 we did not have any equity compensation plans that were not approved by our stockholders.

Name of plan	(a) Number of securities to be issued upon exercise of options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))

1996 Equity Incentive Plan	765,715	$2.78	9,192

2000 Equity Incentive Plan (1)	922,214	$3.02	1,087,494

Total	1,687,929	$2.91	1,096,686

(1)	The 2000 Plan contains a provision whereby the total number of shares reserved for issuance under both the 1996 Plan and the 2000 Plan, in the aggregate, is increased quarterly such that the number equals 21.1% of the number of shares of our common stock issued and outstanding.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of our common stock as of May 30, 2003 by: (i) all those known by us to be beneficial owners of more than 5% of our common stock; (ii) each of our executive officers named in the Summary Compensation Table; (iii) each of our directors and nominees for director; and (iv) all of our executive officers and directors as a group.

Beneficial Owner of Common Stock(1)	Amount And Nature Beneficial Ownership of Common Stock		Percent of Class of Common Stock(2)
ProQuest Investments c/o Pasquale DeAngelis 600 Alexander Park, Suite 204 Princeton, NJ 08540	3,291,300	(3)	18.3%

Paramount Capital Asset Management, Inc. 787 Seventh Avenue, 44th Floor New York, NY 10019	2,625,848	(4)	14.8%

Perceptive Life Sciences 5437 Connecticut Avenue, N.W., Suite 100 Washington DC 20015	1,970,594	(5)	10.9%

North Sound Capital c/o Andrew Wilder 53 Forest Avenue, Suite 202 Old Greenwich, CT 06870	1,171,301	(6)	6.7%

Clearwater Funds 611 Druid Road East, Suite 200 Clearwater, FL 33756	1,180,471	(7)	6.7%

R. Michael Gendreau	132,813	(8)	*

Sabrina Martucci Johnson	49,361	(9)	*

Jay D. Kranzler	900,999	(10)	5.0%

Samuel D. Anderson	61,296	(11)	*

Sheldon Drobny	162,201	(12)	*

Martin B. Keller	51,201	(13)	*

Lawrence J. Kessel	201,913	(14)	1.2%

Charles Nemeroff	57,592	(15)	*

Jack H. Vaughn	51,730	(16)	*

All Directors and Executive Officers as a Group (9 persons)	1,669,106	(17)	9.0%

*	Less than 1%
(1)	This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and Schedule 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Except as shown otherwise in the table, the address of each stockholder listed is in care of Cypress Bioscience, Inc. at 4350 Executive Drive, Suite 325, San Diego, California, 92121.
(2)	Percentage of beneficial ownership is based upon 17,305,609 shares of our common stock outstanding as of May 30, 2003.

(3)	Includes: i) 742,668 shares of our common stock and warrants to purchase 185,667 shares of our common stock held by ProQuest Investments, L.P., ii) 9,629 shares of our common stock and warrants to purchase 2,407 shares of our common stock held by ProQuest Companion Fund, L.P., iii) 1,836,547 shares of our common stock and warrants to purchase 459,136 shares of our common stock held by ProQuest Investments II, L.P., and iv) 44,197 shares of our common stock and warrants to purchase 11,049 shares of our common stock held by ProQuest Investments II Advisors Fund, L.P. ProQuest Associates LLC, a Delaware limited liability company, is General Partner of ProQuest Investments, L.P., a Delaware limited partnership and ProQuest Companion Fund L.P., a Delaware limited partnership. ProQuest Associates II LLC, a Delaware limited liability company, is General Partner of ProQuest Investments II, L.P., a Delaware limited partnership and ProQuest Investments II Advisors Fund, L.P., a Delaware limited partnership.
(4)	Lindsay A. Rosenwald, MD is the managing member of Orion Biomedical GP, L.L.C. (“Orion GP”). Orion GP is the general partner to Orion Biomedical Fund, L.P. and Orion Biomedical Offshore Fund, L.P. (collectively, the “Orion Funds”). Dr. Rosenwald is also chairman and sole stockholder of Paramount Capital Asset Management, Inc. (“PCAM”), which is the managing member of each of Aries Select I L.L.C. (“Aries I”) and Aries Select II L.L.C. (“Aries II”), each a Delaware limited liability company, and is investment manager of Aries Select Ltd., a Cayman Islands exempted company (“Aries Ltd.”, and collectively with Aries I and Aries II, the “Aries Funds”). As a result, Dr. Rosenwald and PCAM may be deemed to have voting and investment control over the securities of Cypress owned by the Aries Funds under Rule 16-a(a)(1) of the Exchange Act. Additionally, Dr. Rosenwald and Orion GP may be deemed to have voting and investment control over the securities of Cypress owned by the Orion Funds under Rule 16-a(a)(1) of the Exchange Act. The Aries Funds collectively beneficially own 1,784,523 shares of our common stock. The Orion Funds collectively beneficially own 404,858 shares of our common stock and warrants to purchase 202,428 shares of our common stock. Dr. Rosenwald currently owns warrants to purchase 234,039 shares of our common stock. Dr. Rosenwald and PCAM disclaim beneficial ownership of the securities held by the Aries Funds, and Dr. Rosenwald and Orion GP disclaim beneficial ownership of the securities held by the Orion Funds, except to the extent of their pecuniary interest therein, if any.
(5)	Includes 1,199,563 shares of our common stock and warrants to purchase 764,231 shares of our common stock held by Perceptive Life Sciences Master Fund Ltd., a Cayman Island company, the investment manger of which is Perceptive Advisors LLC, a Delaware limited liability company, of which Joseph Edelman is the managing member. Also includes 6,800 shares of our common stock held in a trading account over which Mr. Edelman has sole voting and dispositive power.
(6)	Includes 46,852 shares of our common stock and warrants to purchase 11,713 shares of our common stock held by North Sound Legacy Fund LLC, formerly DMG Legacy Fund LLC (“Legacy Fund”); 435,724 shares of our common stock and warrants to purchase 108,931 shares of our common stock held by North Sound Legacy Institutional Fund LLC, formerly DMG Legacy Institutional Fund (“Institutional Fund”); and 454,465 shares of our common stock and warrants to purchase 113,616 shares of our common stock held by North Sound Legacy International Ltd., formerly DMG Legacy International, Ltd. (“Legacy International”). North Sound Capital, formerly DMG Capital, manages Legacy Fund, Institutional Fund and Legacy International, and may be deemed to have investment control over these shares.
(7)	Includes 303,643 shares of our common stock and warrants to purchase 151,821 shares of our common stock held by Clearwater Fund I L.P. (“Clearwater Fund”) and 303,643 shares of our common stock and warrants to purchase 151,821 shares of our common stock held by Clearwater Offshore Funds, Ltd. (“Clearwater Offshore”). Also includes 168,329 shares of our common stock and warrants to purchase 101,214 shares of our common stock held by Hans F. Heye. Mr. Heye is a general partner of Clearwater Fund and a trading manager of Clearwater Offshore, and may be deemed to have voting and investment control over these shares.
(8)	Includes 119,788 shares of our common stock issuable pursuant to options exercisable within 60 days of May 30, 2003.
(9)	Represents 49,361 shares of our common stock issuable pursuant to options exercisable within 60 days of May 30, 2003.
(10)	Includes 665,030 shares of our common stock issuable pursuant to options exercisable within 60 days of May 30, 2003. Also includes 69,549 shares of our common stock held by our 401(k) plan for which

Dr. Kranzler, as trustee of the 401(k) plan, has voting rights to such shares and 40,485 shares of our common stock and warrants to purchase 20,242 shares of our common stock held by the Kranzler Living Trust, for which Dr. Kranzler is a trustee.

(11)	Includes 51,671 shares of our common stock issuable pursuant to options exercisable within 60 days of May 30, 2003. Such shares are held by the Samuel D. Anderson Trust, for which Mr. Anderson is the sole trustee.
(12)	Includes 51,201 shares of our common stock issuable pursuant to options exercisable within 60 days of May 30, 2003. Also includes 44,000 shares of our common stock held by Anita Drobny, Mr. Drobny’s spouse, and 67,000 shares of our common stock held by the Paradigm Millennium Group, for which Mr. Drobny serves as Chairman and Managing Director. Mr. Drobny has elected not to stand for re-election as a director and therefore, as of the date of this Annual Meeting, will no longer be a director of the Company.
(13)	Represents 19,741 shares of our common stock issuable pursuant to options exercisable within 60 days of May 30, 2003.
(14)	Includes 41,789 shares of our common stock issuable pursuant to options exercisable within 60 days of May 30, 2003. Also includes 250 shares of our common stock held by Shirley Kessel, Dr. Kessel’s spouse, and warrants to purchase 31,250 shares of our common stock.
(15)	Represents 57,592 shares of our common stock issuable pursuant to options exercisable within 60 days of May 30, 2003.
(16)	Includes 46,950 shares of our common stock issuable pursuant to options exercisable within 60 days of May 30, 2003.
(17)	Includes 1,134,583 shares of our common stock issuable pursuant to options exercisable within 60 days of May 30, 2003 and warrants to purchase 51,492 shares of our common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other of our equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except that two reports covering two transactions were filed late by Mr. Anderson and Mr. Drobny.

Executive Compensation

Compensation of Directors

In the fiscal year ended December 31, 2002, each of our non-employee directors received $24,000 for such person’s service as a director. Directors who are also our employees do not receive any fee for their service as directors. None of our directors previously received any fees for their service on any committee of our board of directors. All of our directors are reimbursed for their out-of-pocket travel and accommodation expenses incurred in connection with their service as our directors.

In March 2003, our board of directors adopted resolutions providing for quarterly payments of $4,000 to each of our non-employee directors for such person’s service as a director. Our board of directors also approved: (1) the payment of an annual retainer of $3,000 to each of our non-employee directors for such person’s service on a committee of the board, provided that such committee member must attend at least 75% of the applicable committee meetings in any calendar year in order to receive such compensation and (2) the payment of an additional $5,000 to any non-employee director who serves as chair of a committee of the board, provided that such person must attend at least 75% of the applicable committee meetings in any calendar year in order to receive such compensation.

Each of our directors may receive stock option grants under the 1996 Plan and the 2000 Plan. In April 2001, our board of directors approved automatic yearly option grants for each of its non-employee directors. Accordingly, on January 1, 2002, each non-employee director was automatically granted under the 2000 Plan, without further action, an option to purchase 5,000 shares of our common stock (the “2002 Automatic Grants”). The exercise price of the 2002 Automatic Grants was $4.12, which was the fair market value of our common stock on the date the 2002 Automatic Grants were made. The 2002 Automatic Grants vest on a daily basis over a period of one year. The term of the 2002 Automatic Grants is ten years. In addition, on April 29, 2002, we made the following option grants to our directors under the 2000 Plan:

Name	Shares Underlying Options(#)
Samuel D. Anderson	10,312
Sheldon Drobny	8,750
Martin B. Keller	8,750
Lawrence J. Kessel	10,702
Charles B. Nemeroff	15,000
Jack H. Vaughn	9,140
Jay Kranzler	331,990

We also granted an option to purchase 12,500 shares of our common stock to Dr. Nemeroff on January 27, 2002 in connection with Dr. Nemeroff’s service on our PSYAB.

In March 2003, our board of directors approved an increase in the automatic yearly option grants for each of our non-employee directors from 5,000 to 13,000 shares of our common stock.

In May 2000, our board of directors adopted a resolution providing that the vesting of all existing and future automatic yearly stock options held or acquired by non-employee directors will be accelerated upon a change of control in the Company which includes the sale of substantially all of our assets, specified types of merger, or other corporate reorganization. In addition, in March 2003, our directors approved the vesting of all future stock options granted to directors (in addition to any automatic annual grants) upon a change in control of the Company.

We also have consulting arrangements with all of our non employee directors and have made additional grants of options to purchase our common stock to our executive officers and directors that are described under the caption “Certain Transactions.”

Compensation Of Executive Officers

The following table shows for the fiscal years ended December 31, 2002, 2001 and 2000, compensation awarded or paid to, or earned by, (i) our Chief Executive Officer; (ii) our two other most highly compensated executive officers, for whom salary and bonus for services rendered to us was in excess of $100,000; and (iii) one former executive officer who departed from the Company during fiscal 2002:

Summary Compensation Table

		Annual Compensation				Long-Term Compensation
Name and Principal Position	Fiscal Year	Base Salary($)		Bonus($)		Shares Underlying Options(#)	All Other Compensation ($)
Jay D. Kranzler Chief Executive Officer and Chairman of the Board	2002 2001 2000	$438,102 438,000 388,022	(2)	$	— — 264,000	331,990 126,136 124,999	$12,674 12,060 12,060	(1) (3) (4)

John N. Bonfiglio Former Chief Operating Officer	2002 2001	$258,751 160,633	(5)	$	— —	— 125,000	$11,000 8,988	(6) (7)

R. Michael Gendreau Vice President Research Development and Chief Medical Officer	2002 2001 2000	$194,940 230,000 246,273		$	— — 125,000	116,951 16,276 15,625	$11,000 10,500 10,500	(8) (9) (10)

Sabrina Martucci Johnson(11) Chief Financial Officer and Vice President	2002 2001 2000	$141,040 106,418 101,014		$	— — 300	98,375 13,750 4,687	$11,000 9,442 10,131	(12) (13) (14)

(1)	Includes $1,674 paid by us on behalf of Dr. Kranzler for life insurance premiums during 2002, and $11,000 in contributions made by us on behalf on Dr. Kranzler under our 401(k) plan during 2002.
(2)	Includes $11,000 of salary payments for 2000 pursuant to the January 2001 third amendment to the employment agreement for Dr. Kranzler.
(3)	Includes $1,560 paid by us on behalf of Dr. Kranzler for life insurance premiums during 2001, and $10,500 in contributions made by us on behalf on Dr. Kranzler under our 401(k) plan during 2001.
(4)	Includes $1,560 paid by us on behalf of Dr. Kranzler for life insurance premiums during 2000, and $10,500 in contributions made by us on behalf on Dr. Kranzler under our 401(k) plan during 2000.
(5)	Represents Mr. Bonfiglio’s salary through November 18, 2002, the date Mr. Bonfiglio’s employment with the Company terminated.
(6)	Represents $11,000 in contributions made by us on behalf of Mr. Bonfiglio under our 401(k) plan during 2002.
(7)	Represents $8,988 in contributions made by us on behalf of Mr. Bonfiglio under our 401(k) plan during 2001.
(8)	Represents $11,000 in contributions made by us on behalf of Dr. Gendreau under our 401(k) plan during 2002.
(9)	Represents $10,500 in contributions made by us on behalf of Dr. Gendreau under our 401(k) plan during 2001.
(10)	Represents $10,500 in contributions made by us on behalf of Dr. Gendreau under our 401(k) plan during 2000.

(11)	As a result of her employment with Fresenius, in connection with our restructuring of our agreement with Fresenius, Ms. Johnson’s employment as our Vice President Marketing and Sales terminated in January 2001. Ms. Johnson was employed as a consultant by us prior to March 20, 2001, when she was rehired by us as our Vice President Marketing.
(12)	Represents $11,000 in contributions made by us on behalf of Ms. Johnson under our 401(k) plan during 2002.
(13)	Represents $9,442 in contributions made by us on behalf of Ms. Johnson under our 401(k) plan during 2001.
(14)	Represents $10,131 in contributions made by us on behalf of Ms. Johnson under our 401(k) plan during 2000.

Stock Option Grants and Exercises in Last Fiscal Year

We grant options to our executive officers under our 1996 Plan and our 2000 Plan. As of December 31, 2002, options to purchase a total of 765,715 shares were outstanding under the 1996 Plan and options to purchase 9,192 shares remained available for grant under the 1996 Plan. As of December 31, 2002, options to purchase a total of 922,214 shares were outstanding under the 2000 Plan and options to purchase 1,087,494 shares remained available for grant under the 2000 Plan. The 2000 Plan contains a provision whereby the total number of shares reserved for issuance under both the 1996 Plan and the 2000 Plan, in the aggregate, is increased quarterly such that the number equals 21.1% of the number of shares of our common stock issued and outstanding.

Option Grants in Last Fiscal Year

The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 2002 to our executive officers:

Individual Grants
Name	Shares Underlying Options Granted (#)(1)		% of Total Options Granted to Employees in Fiscal Year(%)(1)		Exercise Price Per Share($)		Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term($)(2)
								5%		10%
Jay Kranzler	165,995 165,995	(3) (4)	27 27	% %	$ $	3.25 3.25	4/29/2012 4/29/2012	$ $	339,278 339,278	$ $	859,798 859,798
John N. Bonfiglio	—		—			—	—		—		—
R. Michael Gendreau	50,000 33,476 33,475	(5) (3) (4)	8 5 5	% % %	$ $ $	2.60 3.25 3.25	2/12/2012 4/29/2012 4/29/2012	$ $ $	81,756 68,422 68,420	$ $ $	207,187 173,394 173,389
Sabrina Martucci Johnson	36,000 25,000 18,688 18,687	(6) (3) (3) (4)	6 4 3 3	% % % %	$ $ $ $	3.10 3.65 3.25 3.25	1/27/2012 4/18/2012 4/29/2012 4/29/2012	$ $ $ $	70,185 57,387 38,197 38,195	$ $ $ $	177,862 145,429 96,798 96,792

(1)	Based upon options to purchase a total of 622,637 of our common stock granted to employees in 2002.
(2)	The potential realizable value is based upon the assumption that the fair market value of the common stock appreciates at the annual rate shown (compounded annually) from the date of the grant until the end of the option term. Actual realizable value, if any, on stock option exercises is dependent on the future performance of the common stock and overall market conditions, as well as the option holder’s continued employment through the vesting period.
(3)	Such options vest ratably and daily over a four-year period beginning on the date of grant.
(4)	Such options vest ratably and daily over a four-year period beginning two years from the date of grant.
(5)	25% of such options vested as of December 1, 2001, with the remainder vesting ratably and daily over a four-year period beginning on December 1, 2001.
(6)	25% of such options vested on the date of grant, with the remainder vesting ratably and daily over a four-year period beginning on the date of grant.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year end option values

During the year ended December 31, 2002, no options were exercised by our executive officers. The following table sets forth certain information as of December 31, 2002 regarding options held by our current executive officers and one former executive officer. There were no stock appreciation rights outstanding at December 31, 2002.

	Number of Shares Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-The-Money Options as of FY-End ($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Jay Kranzler	516,390	351,385	$219,675	$24,568
John N. Bonfiglio(2)	76,386	—	$75,622	$—
R. Michael Gendreau	90,675	94,652	$30,597	$5,880
Sabrina Martucci Johnson	28,915	83,210	$7,926	$9,864

(1)	Calculation based upon $2.70 per share, the closing sales price of the underlying shares of common stock as reported on The Nasdaq SmallCap Market on December 31, 2002, less exercise price.
(2)	Mr. Bonfiglio’s employment with us terminated on November 18, 2002.

Employment, Severance and Change of Control Agreements

In January 1996, we entered into an employment agreement with Jay D. Kranzler, M.D., Ph.D., our Chairman of the board of directors and Chief Executive Officer. In January 2001, we amended our Employment Agreement with Dr. Kranzler and extended the term of the agreement to December 2003. Pursuant to the amendment, Dr. Kranzler’s base salary was set at $427,000, effective September 1, 2000, subject to adjustment by our Board. Dr. Kranzler’s current salary is $460,007. In addition, in the event that Dr. Kranzler is terminated without cause or Dr. Kranzler terminates his employment with the Company for good reason (as set forth in the Employment Agreement), Dr. Kranzler is entitled to (i) severance payments equal to his base salary for one year after his termination, (ii) accelerated vesting of all outstanding stock options, and (iii) continued coverage under group life, health, accident, disability and hospitalization insurance for a period of two years. In the event Dr. Kranzler is replaced as our Chief Executive Officer, Dr. Kranzler may elect to continue in the position of executive Chairman of the board of directors, devoting up to 50% of his time capacity to such position, at a pro-rated base salary until December 31, 2003. As an alternative, Dr. Kranzler may elect to act solely as a non-executive Chairman of the board of directors, with no time commitment to us beyond acting as Chairman, and if he makes such election, Dr. Kranzler’s base salary shall be reduced to 25% of his base salary then in effect until December 31, 2003. Dr. Kranzler will receive this reduced compensation, based on which election he makes through December 31, 2003, even if Dr. Kranzler resigns as Chairman or director and no longer devotes any time to us. In addition, in the event of the consummation of a merger, consolidation, corporate reorganization or acquisition of all or substantially all of our assets, then the vesting of all of Dr. Kranzler’s outstanding options will be accelerated and all his options will be immediately exercisable.

In December 2001, we entered into an amended employment agreement with Dr. R. Michael Gendreau, our Vice President of Development and Chief Medical Officer, which restated his previous employment agreement entered into in January 1996. This agreement expired in September 2002.

Pursuant to resolutions approved by our board of directors in May 2000 and March 2003, upon a change in control of the Company, which includes the sale of all or substantially all of our assets, specified types of merger, or other corporate reorganization, all options to purchase our common stock held by our directors and officers will immediately vest.

Report of Compensation Committee on Executive Compensation*

The Compensation Committee of our board of directors (the “Compensation Committee”) is currently composed of Mr. Anderson, Dr. Nemeroff and Mr. Vaughn, directors who are not our employees. The Committee is responsible for establishing and administering our executive compensation arrangements.

Compensation Philosophy

We believe that a competitive, goal-oriented compensation policy is critically important to the creation of value for stockholders. To that end, we have created an incentive compensation program intended to reward outstanding individual performance. The goals of the compensation program are to align compensation with business objectives and performance to enable us to attract and retain the highest quality executive officers and other key employees, reward them for our progress and motivate them to enhance long-term stockholder value. Our compensation program is intended to implement the following principles:

•	Compensation should be related to the value created for stockholders;

•	Compensation programs should support the short-term and long-term strategic goals and our objectives;

*	The material in this report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

•	Compensation programs should reflect and promote our values and reward individuals for outstanding contributions to our success; and

•	Short-term and long-term compensation programs play a critical role in attracting and retaining well-qualified executives.

While compensation opportunities are based in part upon individual contribution, the actual amounts earned by executives in variable compensation programs are also based upon how we perform. The executive compensation for the Chief Executive Officer and all other executives is based upon three components, each of which is intended to serve our compensation principles.

Base Salary

Base salary is targeted at the competitive median for similar companies in the biotechnology industry. For the purpose of establishing these levels, the Compensation Committee compares our compensation structure from time to time with the companies that are located in San Diego as covered in a compensation survey of the San Diego biotechnology industry entitled Biotech Education Development Coalition.

Based upon its reviews of industry data, the Compensation Committee determined that the base salaries of the Chief Executive Officer and all other executive officers were appropriate and necessary to attract individuals of such high caliber within the biotechnology industry. The Compensation Committee reviews the salaries of the Chief Executive Officer and other executive officers each year and such salaries may be increased based upon (i) the individual’s performance and contribution (ii) our performance and (iii) increases in median competitive pay levels.

Annual Incentives

We have a cash bonus program whereby bonus amounts are determined based upon the achievement of corporate goals and individual performance. Any bonus is based, in part, upon our performance and in part on individual performance.

Long-Term Incentives

Long-term incentive compensation is provided through grants of options to purchase shares of our common stock to the Chief Executive Officer, other executive officers and other employees. The stock options are intended to retain and motivate all employees to improve our long-term performance. It is common in the biotechnology industry to grant stock options to all employees. Stock options have been granted to all of our full-time employees. Executives and other employees receive value from these grants only if our common stock appreciates over the long-term. The Compensation Committee believes the amount and value of such grants are based upon levels similar to other companies in the biotechnology industry. Generally, stock options are granted with an exercise price equal to prevailing market value. The stock options generally vest in increments over a period of years.

Compensation of the Chief Executive Officer

Dr. Kranzler, our Chief Executive Officer, was instrumental in our achieving significant goals in 2002. During 2002, we completed a private placement of shares of our common stock and warrants, resulting in net proceeds of approximately $15.3 million. Additionally, we commenced a Phase II clinical trial to evaluate milnacipran in the treatment of fibromyalgia syndrome. The Phase II trial was completed with positive results in the first quarter of 2003. Based on our limited cash resources, Dr. Kranzler and other members of our management team deferred any merit pay increases or cash bonuses. As a result, Dr. Kranzler’s base salary for 2002 was set at $438,102, which represents a 2.6% cost of living increase over what Dr. Kranzler received for his 2001 base salary.

Limitation on Deduction of Compensation Paid to Certain Executive Officers

Section 162(m) of the Code limits us to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of the Code.

The statute containing this law and the applicable proposed Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the Compensation Committee believes that at the present time it is quite unlikely that the compensation paid to any executive officer in a taxable year which is subject to the deduction limit will exceed $1 million. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to our executive officers shall be designed to qualify as “performance-based compensation.”

Compensation Committee

Samuel Anderson, Chairman

Lawrence Kessel, M.D.

Jack Vaughn

Compensation Committee Interlocks and Insider Participation

As noted above, through July 15, 2003, the Compensation Committee was composed of Samuel Anderson, Lawrence Kessel and Jack Vaughn. Charles Nemeroff replaced Lawrence Kessel as a member of the Compensation Committee effective July 15, 2003. None of the current or former members of the Compensation Committee are our employees or officers.

Performance Measurement Comparison*

The following Stock Price Performance Graph compares the Company’s cumulative total stockholder return on our common stock for the periods indicated with the cumulative total return of the NASDAQ OTC Index and the NASDAQ Pharmaceuticals Stock Index. The Company has not declared any dividends since our inception. Our board of directors and Compensation Committee recognize that the market price of our common stock is influenced by many factors, only one of which is our performance. The historical stock price performance shown on the Stock Price Performance Graph is not necessarily indicative of future stock price performance.

*	This Section is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing

Certain Transactions

We have an employment agreement with our chief executive officer, as described under the caption “Employment, Severance and Change of Control Agreements.” We have also granted stock options to certain of our directors and executive officers. See “Executive Compensation.” In January 2003, each of our non-employee directors received options to purchase 5,000 shares of our common stock pursuant to an automatic grant. In March 2003, we also made the following grants of options to purchase our common stock to our directors and executive officers:

Name	Shares Underlying Options(#)
Samuel D. Anderson	73,020
Sheldon Drobny	77,706
R. Michael Gendreau	47,452
Sabrina Johnson	26,490
Martin B. Keller	127,706
Lawrence J. Kessel	71,850
Jay Kranzler	342,365
Charles B. Nemeroff	108,956
Jack H. Vaughn	74,036

On June 27, 2001, we implemented an option cancel and re-grant program. As a condition to participating in the option cancel and re-grant program, optionees who elected to surrender their old options for replacement options had to exercise at least 20% of the replacement options on June 27, 2001. Dr. Kranzler exercised his option to purchase 101,319 shares pursuant to a promissory note that was issued by us and is secured by his stock. The outstanding principal amount of the promissory note is due on June 27, 2006, and the interest is payable annually. The principal amount of the loan is $189,973.12 and the interest rate is variable, adjusted monthly and is two points above the federal funds rate.

Pursuant to our prior consulting agreements with Mr. Anderson, Mr. Drobny and Mr. Vaughn, these members of our board of directors agreed to serve as consultants to us to assist on an as needed basis at the rate of $2,000 per day for any days that exceed their commitment as members of our board of directors. During 2002, no additional services were provided by these directors. These agreements were terminated in March 2003.

Pursuant to our consulting agreement with Dr. Kessel dated October 28, 1999, Dr. Kessel agreed to spend on average three days per month working on our behalf on clinical, sales and marketing issues at $4,000 per month. During 2002, we paid Dr. Kessel $48,000 under such agreement. Dr. Kessel’s consulting agreement with us was amended on March 27, 2003. Pursuant to the terms of the amended agreement, we agreed to pay Dr. Kessel $2,000 per day for any days exceeding his board commitment of one day of service on our board of directors per quarter.

Pursuant to our consulting agreement with Dr. Nemeroff dated March 1, 2001, as amended on December 21, 2001 and on March 27, 2003, Dr. Nemeroff agreed to serve as a member of our PSYAB. During 2002, Dr. Nemeroff was paid $24,000 as compensation for his services as a member of our PSYAB. In addition, pursuant to the terms of the first amended agreement, we granted Dr. Nemeroff an option to purchase 12,500 shares of our common stock in connection with his service on the PSYAB. Pursuant to the March 27, 2003 amended agreement, we agreed to pay Dr. Nemeroff a fee of $2,000 per day for any days exceeding his board commitment of one day per quarter and eliminated his yearly fee of $24,000. On March 27, 2003, Dr. Nemeroff also received an option to purchase 50,000 shares of our common stock (as noted in the table above) that becomes fully vested upon the achievement of certain milestones with respect to the compound milnacipran within 2 years of the date of the option grant. Dr. Nemeroff was also paid an additional $12,000 during 2002 in connection with services provided in an advisory capacity during 2001.

Pursuant to our consulting agreement with Dr. Keller dated April 17, 2003, Dr. Keller agreed to serve as a member of our PSYAB, and we agreed to pay Dr. Keller a fee of $2,000 per day for any days exceeding his board commitment. Under the agreement, we also granted Dr. Keller an option to purchase 50,000 shares of our common stock (as noted in the table above) that becomes fully vested upon the same terms and conditions as the option to purchase 50,000 shares of our common stock that we granted to Dr. Nemeroff, as described above.

On March 28, 2002, we issued and sold shares of our common stock and warrants to purchase shares of our common stock for an aggregate purchase price of approximately $17 million in a private financing. Paramount Capital, Inc. (“Paramount”), one of the placement agents in the financing, is affiliated with Paramount Capital Asset Management, Inc. (“PCAM”), a 14.8% stockholder of the Company as of May 30, 2003. In exchange for its services as a placement agent, Paramount received a cash commission of $594,040 and warrants to purchase 343,573 shares of our common stock. Tim McInerney and Scott Katzmann both participated in the financing and are Senior Managing Directors at Paramount. In addition, Lindsay Rosenwald, the President of PCAM, Inc., is the Managing Member of Orion Biomedical Fund, LP and Orion Biomedical Offshore Fund, LP, both of which participated in the financing. Dr. Lawrence Kessel, a member of our board of directors, Daniel Kessel, Dr. Kessel’s brother, and Dr. Jay Kranzler, our Chief Executive Officer and Chairman of our board of directors, also participated in the financing.

On April 3, 2003, we issued and sold shares of our common stock and warrants to purchase shares of our common stock for an aggregate purchase price of approximately $10.3 million in a private financing. Paramount served as a placement agent in the financing and received a cash commission of $508,000 and warrants to purchase an aggregate of 283,301 shares of our common stock in consideration for its services as a placement agent. These warrants were assigned by Paramount to Mr. McInerney, Dr. Rosenwald and other employees of Paramount. North Sound Legacy Fund LLC, North Sound Legacy Institutional Fund LLC and North Sound Legacy International Ltd., all of which are managed by North Sound Capital, also participated in the financing. Their participation in the financing resulted in North Sound Capital becoming a holder of 6.7% of our outstanding stock as of May 30, 2003. In addition, Dr. Kessel and his wife, Shirley Kessel, also participated in the financing.

Our bylaws provide that we will indemnify our directors and executive officers and may indemnify our other officers, employees and other agents to the fullest extent permitted by Delaware law. We are also empowered under our bylaws to enter into indemnification contracts with our directors and officers and to purchase insurance on behalf of any person who we are required or permitted to indemnify. Pursuant to this provision, we have entered into indemnity agreements with each of our directors and officers and currently maintain directors and officers insurance coverage.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker or direct your written request to Cypress Bioscience, Inc., attention: Investor Relations, 4350 Executive Drive, Suite 325, San Diego, California 92121 or contact Investor Relations at (858) 452-2323. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

Other Matters

Our board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ JAY D. KRANZLER
Jay D. Kranzler
Chief Executive Officer and Secretary

August 12, 2003

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2002 is available without charge upon written request to: Corporate Secretary, Cypress Bioscience, Inc., 4350 Executive Drive, Suite 325, San Diego, California 92121.

Appendix A

CYPRESS BIOSCIENCE, INC.

CHARTER OF THE AUDIT COMMITTEE

ADOPTED BY THE BOARD OF DIRECTORS

ON JULY 15, 2003

Purpose and Policy

The primary purpose of the Audit Committee (the “Committee”) of Cypress Bioscience (the “Company”) shall be to act on behalf of the Company’s Board of Directors (the “Board”) in fulfilling the Board’s oversight responsibilities with respect to the Company’s corporate accounting and financial reporting practices, audits of the Company’s financial statements, the quality and integrity of the Company’s financial statements and reports, and the qualifications, independence and performance of the certified public accountants engaged as the Company’s independent outside auditors (the “Auditors”). The Committee shall also provide oversight assistance in connection with legal and ethical compliance programs as established by management and the Board.

The policy of the Committee, in discharging these responsibilities, shall be to maintain and foster an open avenue of communication between the Committee, the Auditors and the Company’s financial management.

Composition

The Committee shall consist of a minimum of three members of the Board. Members of the Committee shall be appointed by the Board and may be removed by the Board in its sole discretion. The members of the Committee shall satisfy the independence and financial literacy requirements of the national market on which the Company’s stock is listed (currently the Nasdaq SmallCap Market (“Nasdaq”)) applicable to Committee members as in effect from time to time when and as required by Nasdaq. At least one member shall be a financial expert as required under the applicable Nasdaq requirements as in effect from time to time.

Organization and Procedures, Meetings and Minutes

The members of the Committee shall appoint a Chair of the Committee by majority vote.    The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Committee.

The Committee shall have the authority to establish its own rules and procedures consistent with the Bylaws of the Company, this charter, and applicable laws, for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

The Committee shall hold such regular or special meetings, as its members shall deem necessary or appropriate. Minutes of each meeting of the Committee shall be prepared and distributed to each director of the Company and the Secretary of the Company promptly after each meeting.

Authority

The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder. The Committee shall have authority to retain, at the Company’s expense, special legal, accounting or other advisors or consultants as it deems necessary in the performance of its duties. The Committee shall have authority to require that any of the Company’s personnel, legal counsel, Auditors or investment bankers, or any other consultant or advisor to the Company attend any meeting of the Committee or meet with any member of the Committee or any of its special legal, accounting or other advisors and consultants.

The operation of the Committee shall be subject to the Bylaws of the Company as in effect from time to time and Section 141 of the Delaware General Corporation Law.

Responsibilities

The Committee shall oversee the Company’s financial reporting process on behalf of the Board, shall have direct responsibility for the oversight of the Auditors and shall report the results of its activities to the Board. The Committee’s functions and procedures should remain flexible to address changing circumstances most effectively. It shall be the responsibility of management to prepare the Company’s financial statements and periodic reports and the responsibility of the Auditors to audit those financial statements. These functions shall not be the responsibility of the Committee, nor shall it be the Committee’s responsibility to ensure that the financial statements or periodic reports are complete and accurate, conform to generally accepted accounting principals (“GAAP”) or otherwise comply with applicable laws.

To implement the Committee’s purpose and policy, the Committee shall, to the extent the Committee deems necessary or appropriate, be charged with the following functions and processes with the understanding, however, that the Committee may supplement or deviate from these activities as appropriate under the circumstances (except as otherwise required by applicable laws or rules):

1.    To evaluate the performance of the Auditors, to assess their qualifications (including their internal quality-control procedures and any material issues raised by that firm’s most recent internal quality-control or peer review or any investigations by regulatory authorities) and to determine whether to retain or to terminate the existing Auditors or to appoint and engage new auditors for the ensuing year, which retention shall be subject only to ratification by the Company’s stockholders.

2.    To review, determine and approve the engagement of the Auditors, prior to commencement of such engagement, to perform all proposed audit, review and attest services, including the scope of and plans for the audit, the adequacy of staffing, the compensation to be paid to the Auditors and the negotiation and execution, on behalf of the Company, of the Auditors’ engagement letters, which approval may be pursuant to preapproval policies and procedures, including the delegation of preapproval authority to one or more Committee members so long as any such preapproval decisions are presented to the full Committee at the next scheduled meeting.

3.    To review, determine and approve the engagement of the Auditors, prior to commencement of such engagement (unless in compliance with exceptions available under applicable laws and rules related to immaterial aggregate amounts of services), to perform any proposed permissible non-audit services, including the scope of the service and the compensation to be paid therefor, which approval may be pursuant to preapproval policies and procedures established by the Committee consistent with applicable laws and rules, including the delegation of preapproval authority to one or more Committee member; provided, that, all approvals of non-audit services pursuant to such policies and procedures shall be presented to the full Committee at its next meeting.

4.    To monitor the rotation of the partners of the Auditors on the Company’s audit engagement team as required by applicable laws and rules and to consider periodically and, if deemed appropriate, adopt a policy regarding rotation of auditing firms.

5.    At least annually, to receive and review written statements from the Auditors delineating all relationships between the Auditors and the Company, to consider and discuss with the Auditors any disclosed relationships and any compensation or services that could affect the Auditors’ objectivity and independence, and to assess and otherwise take appropriate action to oversee the independence of the Auditors.

6.    To consider and, if deemed appropriate, adopt a policy regarding Committee preapproval of employment by the Company of individuals formerly employed by the Auditors and engaged on the Company’s account.

7.    Upon completion of the audit, review the financial statements proposed to be included in the Company’s Annual Report on Form 10-K to be filed with the Securities and Exchange Commission and to recommend whether or not such financial statements should be so included.

8.    To discuss with management and the Auditors the results of the annual audit, including the Auditors’ assessment of the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and estimates (including material changes in estimates), any material audit adjustments proposed by the Auditors and immaterial adjustments not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under generally accepted auditing standards.

9.    To discuss with management and the Auditors the results of the Auditors’ review of the Company’s quarterly financial statements, prior to public disclosure of quarterly financial information, if practicable, or filing with the Securities and Exchange Commission of the Company’s Quarterly Report on Form 10-Q, and any other matters required to be communicated to the Audit Committee by the Auditors under generally accepted auditing standards.

10.    To review and discuss with management and the Auditors, as appropriate, the Company’s disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its periodic reports to be filed with the Securities and Exchange Commission.

11.    To review and discuss with management and the Auditors, as appropriate, earnings press releases, as well as the substance of financial information and earnings guidance provided to analysts and ratings agencies, which discussions may be general discussions of the type of information to be disclosed or the type of presentation to be made.

12.    To review with management and the Auditors significant issues that arise regarding accounting principles and financial statement presentation, including critical accounting policies and practices, alternative accounting policies available under GAAP related to material items discussed with management and any other significant reporting issues and judgments.

13.    To review and discuss with management and the Auditors, as appropriate, the Company’s guidelines and policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and the steps taken by management to monitor and control these exposures.

14.    To evaluate the cooperation received by the Auditors during their audit examination, including any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information.

15.    To review with the Auditors and if appropriate, management, any management or internal control letter issued or, to the extent practicable, proposed to be issued by the Auditors and management’s response, if any, to such letter, as well as any additional material written communications between the Auditors and management.

16.    To review with the Auditors communications between the audit team and the firm’s national office with respect to accounting or auditing issues presented by the engagement.

17.    To review with the Auditors and management any conflicts or disagreements between management and the Auditors regarding financial reporting, accounting practices or policies and to resolve any such conflicts regarding financial reporting.

18.    To confer with the Auditors and the management of the Company regarding the scope, adequacy and effectiveness of the financial reporting controls in effect, including any special audit steps taken in the event of material control deficiencies, responsibilities, budget and staff of the internal audit function and review of the appointment or replacement of the senior internal audit executive or manager.

19.    Periodically, to meet in separate sessions with the Auditors and management to discuss any matters that the Committee, the Auditors or management believe should be discussed privately with the Committee.

20.    To consider and review with management, the Auditors, outside legal counsel, as appropriate, and, in the judgment of the Committee, such special legal counsel, separate accounting firm and other consultants and advisors as the Committee deems appropriate, any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

21.    To establish procedures, when and as required by applicable laws and rules, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

22.    To review with legal counsel, the Auditors and management, as appropriate, any significant regulatory or other legal or accounting initiatives or matters that may have a material impact on the Company’s financial statements, compliance programs and policies if, in the judgment of the Committee, such review is necessary or appropriate.

23.    To review the results of management’s efforts to monitor compliance with the Company’s programs and policies designed to ensure adherence to applicable laws and rules, as well as to its Code of Business Conduct and Ethics, including review and approval of related-party transactions as required by Nasdaq rules.

24.    To investigate any matter brought to the attention of the Committee within the scope of its duties if, in the judgment of the Committee, such investigation is necessary or appropriate.

25.    To prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

26.    To review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

27.    To report to the Board with respect to material issues that arise regarding the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance or independence of the Company’s Auditors or such other matters as the Committee deems appropriate from time to time or whenever it shall be called upon to do so.

28.    To perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

Appendix B

CYPRESS BIOSCIENCE, INC.

CODE OF BUSINESS CONDUCT AND ETHICS

Adopted by the Board of Directors on July 15, 2003

Introduction

We are committed to maintaining the highest standards of business conduct and ethics. This Code of Business Conduct and Ethics (this “Code”) reflects the business practices and principles of behavior that support this commitment. We expect every employee, officer and director to read and understand this Code and its application to the performance of his or her business responsibilities. References in this Code to employees are intended to cover officers and, as applicable, members of the Board of Directors, i.e. “directors.”

Directors, officers, managers and other supervisors are expected to develop in employees a sense of commitment to the spirit, as well as the letter, of this Code. Supervisors are also expected to ensure that all agents and contractors conform to Code standards when working for or on behalf of Cypress Bioscience, Inc. (“Cypress”). The compliance environment within each supervisor’s assigned area of responsibility will be a significant factor in evaluating the quality of that individual’s performance. In addition, any employee who makes an exemplary effort to implement and uphold our legal and ethical standards will be recognized for that effort in his or her performance review. Nothing in this Code alters the employment at-will policy of Cypress.

This Code cannot possibly describe every practice or principle related to honest and ethical conduct. This Code addresses conduct that is particularly important to proper dealings with the people and entities with whom we interact, but reflects only a part of our commitment. The Stock Trading and Pre-Clearance Policy, the Insider Trading Policy, the Corporate Travel & Entertainment and Expense Report Policy (the “Travel Policy”) and the Employee Handbook are additional policies of Cypress that supplement or amplify this Code in certain areas and should be read in conjunction with this Code.

Action by members of your immediate family, significant others or other persons who live in your household also may potentially result in ethical issues to the extent that they involve Cypress’ business. For example, acceptance of inappropriate gifts by a family member from one of our suppliers could create a conflict of interest and result in a Code violation attributable to you. Consequently, in complying with this Code, you should consider not only your own conduct, but also that of your immediate family members, significant others and other persons who live in your household.

The integrity and reputation of Cypress depends on the honesty, fairness and integrity brought to the job by each person associated with us. It is the responsibility of each employee to apply common sense, together with his or her own highest personal ethical standards, in making business decisions where there is no stated guideline in this Code. Unyielding personal integrity is the foundation of corporate integrity.

You should not hesitate to ask questions about whether any conduct may violate this Code, voice concerns or clarify gray areas. Section 15 below details the compliance resources available to you. In addition, you should be alert to possible violations of this Code by others and report suspected violations, without fear of any form of retaliation, as further described in Section 15. Violations of this Code will not be tolerated. Any employee who violates the standards in this Code may be subject to disciplinary action, up to and including termination of employment and, in appropriate cases, civil legal action or referral for criminal prosecution.

1.    Legal Compliance

Obeying the law, both in letter and in spirit, is the foundation of this Code. Our success depends upon each employee operating within legal guidelines and cooperating with local, national and international authorities. It is therefore essential that you understand the legal and regulatory requirements applicable to your business unit and area of responsibility. While we do not expect you to memorize every detail of these laws, rules and regulations, we want you to be able to determine when to seek advice from others. If you do have a question in the area of legal compliance, it is important that you not hesitate to seek answers from your supervisor or the Compliance Officer identified in Section 15 of this Code as the Chief Financial Officer of Cypress.

Disregard of the law will not be tolerated. Violation of domestic or foreign laws, rules and regulations may subject an individual, as well as Cypress, to civil and/or criminal penalties. You should be aware that conduct and records, including emails, are subject to internal and external audits, and to discovery by third parties in the event of a government investigation or civil litigation. It is in everyone’s best interests to know and comply with our legal and ethical obligations.

Misuse of Company Computer Equipment

You may not, while acting on behalf of Cypress or while using our computing or communications equipment or facilities, either:

•	access the internal computer system (also known as “hacking”) or other resource of another entity without express written authorization from the entity responsible for operating that resource, as applicable; or

•	commit any unlawful or illegal act, including harassment, libel, fraud, sending of unsolicited bulk email (also known as “spam”) in violation of applicable law, trafficking in contraband of any kind, or espionage.

If you receive authorization to access another entity’s internal computer system or other resource, you must make a permanent record of that authorization so that it may be retrieved for future reference, and you may not exceed the scope of that authorization.

Unsolicited bulk email is regulated by law in a number of jurisdictions. If you intend to send unsolicited bulk email to persons outside of Cypress, either while acting on our behalf or using our computing or communications equipment or facilities, you should contact your supervisor or the Compliance Officer for approval.

All data residing on or transmitted through our computing and communications facilities, including email and word processing documents, is the property of Cypress and subject to inspection, retention and review by Cypress in accordance with applicable law.

Environmental Compliance

Federal law imposes criminal liability on any person or company that contaminates the environment with any hazardous substance that could cause injury to the community or environment. Violation of environmental laws can be a criminal offense and can involve monetary fines and imprisonment. We expect employees to comply with all applicable environmental laws.

It is our policy to conduct our business in an environmentally responsible way that minimizes environmental impacts. We are committed to minimizing and, if possible, eliminating the use of any substance or material that may cause environmental damage, reducing hazardous waste generation and disposing of all waste through safe and responsible methods, minimizing environmental risks by employing safe technologies and operating procedures, and being prepared to respond appropriately to accidents and emergencies.

Research and Development Compliance

The research and development of pharmaceutical products is subject to a number of legal and regulatory requirements, including standards related to ethical research procedures and scientific misconduct. We expect employees to comply with all such requirements and standards.

2.    Insider Trading

Employees who have access to confidential (or “inside”) information are not permitted to use or share that information for stock trading purposes or for any other purpose except to conduct our business. All non-public information about Cypress or about companies with which we do business is considered confidential information. To use material non-public information in connection with buying or selling securities, including “tipping” others who might make an investment decision on the basis of this information, is not only unethical, it is illegal. Employees must exercise the utmost care when handling material non-public information. We have adopted a separate Insider Trading Policy to which you are bound as a condition of your employment here. You should consult the Insider Trading Policy for more specific information on the definition of “material non-public information” and on buying and selling our securities or securities of companies with which we do business.

3.    International Business Laws

Our employees are expected to comply with the applicable laws in all countries to which they travel, in which they operate and where we otherwise do business, including laws prohibiting bribery, corruption or the conduct of business with specified individuals, companies or countries. The fact that in some countries certain laws are not enforced or that violation of those laws is not subject to public criticism will not be accepted as an excuse for noncompliance. In addition, we expect employees to comply with U.S. laws, rules and regulations governing the conduct of business by its citizens and corporations outside the U.S.

These U.S. laws, rules and regulations, which extend to all our activities outside the U.S., include:

•	The Foreign Corrupt Practices Act, which prohibits directly or indirectly giving anything of value to a government official to obtain or retain business or favorable treatment, and requires the maintenance of accurate books of account, with all company transactions being properly recorded;

•	U.S. Embargoes, which restrict or, in some cases, prohibit companies, their subsidiaries and their employees from doing business with certain other countries identified on a list that changes periodically (including, for example, Angola (partial), Burma (partial), Cuba, Iran, Iraq, Libya, North Korea, Sudan and Syria) or specific companies or individuals;

•	Export Controls, which restrict travel to designated countries or prohibit or restrict the export of goods, services and technology to designated countries, denied persons or denied entities from the U.S., or the re-export of U.S. origin goods from the country of original destination to such designated countries, denied companies or denied entities; and

•	Antiboycott Compliance, which prohibits U.S. companies from taking any action that has the effect of furthering or supporting a restrictive trade practice or boycott that is fostered or imposed by a foreign country against a country friendly to the U.S. or against any U.S. person.

If you have a question as to whether an activity is restricted or prohibited, seek assistance before taking any action, including giving any verbal assurances that might be regulated by international laws.

4.    Conflicts of Interest

Conflicts of interest can arise in virtually every area of the operations of Cypress. You must avoid personal interests that conflict with interests of Cypress, or that might influence or even appear to influence your judgment or actions in performing your duties. We acknowledge that the non-employee members of our Board of Directors may have various business, financial, scientific or other relationships with existing or potential collaborators, suppliers or competitors. Any actual or potential conflicts of interest relating to any of these relationships of our non-employee directors that have been disclosed to our Board of Directors shall not be considered violations of this Code and shall not otherwise require a waiver of any provisions of this Code. Notwithstanding the foregoing, if the Board of Directors affirmatively determines that any such relationship is inconsistent with the director’s responsibilities, it shall so advise the director and the shall terminate the relationship as promptly as practical.

Thus, you should not have any business, financial or other relationship with collaborators, suppliers, or competitors that might impair or even appear to impair the independence of Cypress. The word “appear” is very important. Even where there is no actual conflict of interest, the appearance of such a conflict is damaging because it can undermine trust among employees and cost us the respect of collaborators, suppliers, or competitors and others in our industry.

If you have any questions about a potential conflict or if you become aware of an actual or potential conflict, you should discuss the matter with your supervisor, the Compliance Officer, the Chief Executive Officer or the Audit Committee, as appropriate. Supervisors may not authorize conflict of interest matters without first seeking the approval of the Compliance Officer and filing with the Compliance Officer a written description of the authorized activity. If the supervisor is involved in the potential or actual conflict, you should discuss the matter directly with the Compliance Officer. If the Compliance Officer is involved in the potential or actual conflict, you should discuss the matter with Cypress’ Chief Executive Officer. Factors that may be considered in evaluating a potential conflict of interest are, among others:

•	whether it may interfere with the employee’s job performance, responsibilities or morale;

•	whether the employee has access to confidential information;

•	whether it may interfere with the job performance, responsibilities or morale of others within the organization;

•	any potential adverse or beneficial impact on our business;

•	any potential adverse or beneficial impact on our relationships with our collaborators, license partners, suppliers or other service providers;

•	whether it would enhance or support a competitor’s position;

•	the extent to which it would result in financial or other benefit (direct or indirect) to the employee;

•	the extent to which it would result in financial or other benefit (direct or indirect) to one of our collaborators, license partners, suppliers or other service providers; and

•	the extent to which it would appear improper to an outside observer.

Examples of Potential Conflicts

The following are examples of situations that may, depending on the facts and circumstances, involve conflicts of interests:

•	Employment by (including consulting for) or service on the board of a competitor, collaborator, license partner, supplier or other service provider. Activity that enhances or supports the position of a competitor to the detriment of Cypress is prohibited, including employment by or service on the board of a competitor. Employment by or service on the board of a customer or supplier or other service provider is generally discouraged and you must seek authorization in advance if you plan to take such action.

•	Owning, directly or indirectly, a significant financial interest in any entity that does business, seeks to do business or competes with us. In addition to the factors described above, persons evaluating ownership for conflicts of interest will consider the size and nature of the investment; the nature of the relationship between the other entity and Cypress; the employee’s access to confidential information and the employee’s ability to influence Cypress’ decisions. If you would like to acquire a financial interest of that kind, you must seek approval in advance.

•	Soliciting or accepting gifts, favors, loans or preferential treatment from any person or entity that does business or seeks to do business with us. See Section 8 for further discussion of the issues involved in this type of conflict.

•	Soliciting contributions to any charity or for any political candidate from any person or entity that does business or seeks to do business with us.

•	Taking personal advantage of corporate opportunities. See Section 5 for further discussion of the issues involved in this type of conflict.

•	“Moonlighting,” or providing services to another entity (including employment, consulting or serving as a director) without permission. This requirement does not apply to our non-employee directors.

•	Conducting Cypress related business transactions with your family member, significant other or person who shares your household or a business in which you have a significant financial interest. Material related-party transactions approved by the Audit Committee and involving any executive officer or director will be publicly disclosed as required by applicable laws and regulations.

•	Exercising supervisory or other authority on behalf of Cypress over a co-worker who is also a family member. The employee’s supervisor and/or the Compliance Officer will consult with the Human Resources department to assess the advisability of reassignment.

Loans

Loans to, or guarantees of obligations of, employees or their family members by Cypress could constitute an improper personal benefit to the recipients of these loans or guarantees, depending on the facts and circumstances. Some loans are expressly prohibited by law and applicable law requires that our Board of Directors approve all loans and guarantees to employees. As a result, all loans and guarantees by Cypress must be approved in advance by the Audit Committee.

5.    Corporate Opportunities

You may not take personal advantage of opportunities that are presented to you or discovered by you as a result of your position with us or through your use of corporate property or information, unless authorized by your supervisor, the Compliance Officer or the Audit Committee, as described in Section 4. Even opportunities that are acquired privately by you may be questionable if they are related to our existing or proposed lines of business. Participation in an investment or outside business opportunity that is related to our existing or proposed lines of business must be pre-approved by the Compliance Officer and if appropriate, the Audit Committee. You cannot use your position with us or corporate property or information for improper personal gain, nor can you compete with us in any way.

6.    Maintenance of Corporate Books, Records, Documents and Accounts; Financial Integrity; Public Reporting

Financial Reporting and Accounting

The integrity of our records and public disclosure depends on the validity, accuracy and completeness of the information supporting the entries to our books of account. Therefore, our corporate and business records should be completed accurately and honestly. The making of false or misleading entries, whether they relate to financial results or test results, is strictly prohibited. Our records serve as a basis for managing our business and are important in meeting our obligations to stockholders, collaborators, license partners, suppliers, creditors, employees and others with whom we do business. As a result, it is important that our books, records and accounts accurately and fairly reflect, in reasonable detail, our assets, liabilities, revenues, costs and expenses, as well as all transactions and changes in assets and liabilities. We require that:

•	no entry be made in our books and records that intentionally hides or disguises the nature of any transaction or of any of our liabilities, or misclassifies any transactions as to accounts or accounting periods;

•	transactions be supported by appropriate documentation;

•	the terms of commercial transactions be reflected accurately in the documentation for those transactions and all such documentation be reflected accurately in our books and records;

•	employees comply with our system of internal controls; and

•	no cash or other assets be maintained for any purpose in any unrecorded or “off-the-books” fund.

Our accounting records are also relied upon to produce reports for our Board of Directors, management, stockholders and creditors, as well as for governmental agencies. In particular, we rely upon our accounting and other business and corporate records in preparing the periodic and current reports that we file with the SEC. These reports must provide full, fair, accurate, timely and understandable disclosure and fairly present our financial condition and results of operations. Employees who collect, provide or analyze information for or otherwise contribute in any way in preparing or verifying these reports should strive to ensure that our financial disclosure is accurate and transparent and that our reports contain all of the information about Cypress that would be important to enable stockholders and potential investors to assess the soundness and risks of our business and finances and the quality and integrity of our accounting and disclosures. In addition:

•	no employee may take or authorize any action that would cause our financial records or financial disclosure to fail to comply with generally accepted accounting principles, the rules and regulations of the SEC or other applicable laws, rules and regulations;

•	all employees must cooperate fully with our accounting department, as well as our independent public accountants and outside legal counsel, respond to their questions with candor and provide them with complete and accurate information to help ensure that our books and records, as well as our reports filed with the SEC, are accurate and complete; and

•	no employee should knowingly make (or cause or encourage any other person to make) any false or misleading statement in any of our reports filed with the SEC or knowingly omit (or cause or encourage any other person to omit) any information necessary to make the disclosure in any of our reports accurate in all material respects.

Any employee who becomes aware of any departure from these standards has a responsibility to report his or her knowledge promptly to a supervisor, the Compliance Officer or one of the other compliance resources described in Section 15.

Selective Disclosure

The federal securities laws prohibit the selective disclosure of financial and other corporate information. It is the policy of Cypress to disclose important corporate events by means of a press release or a filing with the SEC, and to refrain from selectively disclosing nonpublic information to securities analyst or members of the media. Section 13 describes our policies related to media/public discussions.

Reporting of Expenses

All expense items associated with travel or local business matters, including airfare, hotel expenses, taxi/limousine services, car rental, business meals and entertainment, must be accurately and fully documented on an expense report (whether or not they are paid directly) with applicable receipts attached. The documentation should include identification of the collaborator, license partner or supplier involved, if applicable, and a brief description of the business matter that required the expense. We have adopted a separate Travel Policy to which you are bound as a condition of your employment.

7.    Fair Dealing

We strive to do business fairly and honestly. We intend to obtain advantages over our competitors through superior performance, not through unethical or illegal business practices. Acquiring proprietary information from others through improper means, possessing trade secret information that was improperly obtained, or inducing improper disclosure of confidential information from past or present employees of other companies is prohibited, even if motivated by an intention to advance our interests. If information is obtained by mistake that may constitute a trade secret or other confidential information of another business, or if you have any questions about the legality of proposed information gathering, you must consult your supervisor or the Compliance Officer, as further described in Section 15.

You are expected to deal fairly with our collaborators, license partners, suppliers, employees and anyone else with whom you have contact in the course of performing your job. No employee may take unfair advantage of anyone through misuse of confidential information, misrepresentation of material facts or any other unfair dealing practice.

Employees involved in procurement have a special responsibility to adhere to principles of fair competition in the purchase of products and services by selecting suppliers based exclusively on normal commercial considerations, such as quality, cost, availability, service and reputation, and not on the receipt of special favors.

8.    Gifts, Entertainment and Meals

Business entertainment, gifts and meals are meant to create goodwill and sound working relationships and not to gain improper advantage with collaborators, license partners or suppliers or facilitate approvals from government officials. Unless express permission is received from a supervisor, the Compliance Officer or the Audit Committee, entertainment, gifts and meals cannot be offered, provided or accepted by any employee unless consistent with customary business practices and not (a) excessive in value, (b) in cash, (c) susceptible of being construed as a bribe or kickback or (d) in violation of any laws. Note that the test is not whether a particular gift, meal or other benefit was actually provided to obtain favorable treatment, but whether it might give the appearance of having been provided for that reason. This principle applies to our transactions everywhere in the world, even where the practice is widely considered “a way of doing business.” Under some statutes, such as the U.S. Foreign Corrupt Practices Act (further described in Section 3), giving anything of value to a government official to obtain or retain business or favorable treatment is a criminal act subject to prosecution and conviction. With respect to government employees, no gifts, meals, entertainment or benefits whatsoever may be provided to such employees. Discuss with your supervisor or the Compliance Officer any proposed entertainment or gifts that you are considering offering, providing or accepting if you are uncertain about their appropriateness.

9.    Consideration to all Employees

You have a fundamental responsibility to show respect and consideration for all your fellow employees. This means that fellow employees should be at all times be treated fairly and with dignity. In addition, their beliefs and concerns should be respected.

Equal Employment Opportunity

Cypress is an Equal Opportunity Employer as a matter of law, ethics, and good business practice. No employee is to discriminate against another employee or prospective employee, or make disparaging comments or criticisms on the basis of race, color, creed, sex, sexual orientation, national origin, age, handicap, disability, or veteran’s status.

Any harassment, including sexual harassment, will absolutely not be tolerated. These principles apply to all aspects of the employment relationship, including application and initial employment, promotion and transfer, selection for service, retirement, seniority and employee benefit plan policies.

Safety of the Workplace

You have an obligation to perform our work in a safe manner so that you do not cause harm to yourself or to others. Similarly, you must see that work conducted under your supervision is performed safely.

Drugs and Narcotic Substances

Any use or possession of illegal drugs and narcotic substances by Cypress employees is strictly prohibited. Drug abuse threatens the welfare of other employees and is detrimental to the work environment and work ethic. Federal laws prohibit the use or possession of illegal drugs and narcotics. Under no circumstances may such drugs or substances be brought onto the premises of Cypress. Of course, employees must never work impaired by illegal drugs or alcohol.

10.    Antitrust

Antitrust laws are designed to protect the competitive process. These laws generally prohibit:

•	agreements, formal or informal, with competitors that harm competition or customers, including price fixing and allocations of customers, territories or contracts;

•	agreements, formal or informal, that establish or fix the price at which a customer may resell a product; and

•	the acquisition or maintenance of a monopoly or attempted monopoly through anti-competitive conduct.

Certain kinds of information, such as pricing, production and inventory, should not be exchanged with competitors, regardless of how innocent or casual the exchange may be and regardless of the setting, whether business or social.

Understanding the requirements of antitrust and unfair competition laws of the various jurisdictions where we do business can be difficult, and you are urged to seek assistance from your supervisor or the Compliance Officer whenever you have a question relating to these laws.

11.    Protection and Proper Use of Company Assets

You are expected to protect our assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on our results of operations. Our property, such as office supplies, computer equipment, buildings and materials related to research and development, are expected to be used only for legitimate business purposes, although incidental personal use may be permitted. Employees should be mindful of the fact that we retain the right to access, review, monitor and disclose any information transmitted, received or stored using our electronic equipment, with or without an employee’s or third party’s knowledge, consent or approval. Any misuse or suspected misuse of our assets must be immediately reported to your supervisor or the Compliance Officer.

12.    Confidentiality

One of our most important assets is our confidential information. Employees who have received or have access to confidential information should take care to keep this information confidential. Confidential information includes but is not limited to, (a) trade secrets, inventions, mask works, ideas, processes, formulas, source and object codes, scientific or other data, programs, other works of authorship, know-how, improvements, discoveries, developments, designs and techniques, (b) information regarding plans for research, development, new products, marketing and selling, business plans, budgets and unpublished financial statements, licenses, prices and costs, suppliers and customers, and information regarding the skills and compensation of other employees of the Company and (c) similar information received from third parties such as our suppliers, licensors and corporate partners. This information may be protected by patent, trademark, copyright and trade secret laws.

Except when disclosure is authorized or legally mandated, you must not share confidential information of our collaborators, license partners or suppliers with third parties or others within Cypress who have no legitimate business purpose for receiving that information. Doing so would constitute a violation of the proprietary information and inventions agreement that you signed upon joining us. Improper use or distribution of this information could also be illegal and result in civil liability and/or criminal penalties.

You should also take care not to inadvertently disclose confidential information. Materials that contain confidential information, such as presentations, memos, notebooks, computer disks and laptop computers should be stored securely. Unauthorized posting or discussion of any information concerning our business, information or prospects on the Internet is prohibited. You may not discuss our business, information or prospects in any “chat room,” regardless of whether you use your own name or a pseudonym. Be cautious when discussing sensitive information in public places like elevators, airports, restaurants and “quasi-public” areas within Cypress, such as cafeterias. All Cypress emails, voicemails and other communications are presumed confidential and should not be forwarded or otherwise disseminated outside of Cypress, except where required for legitimate business purposes.

In addition to the above responsibilities, if you are handling information protected by any privacy policy published by us, then you must handle that information solely in accordance with the applicable policy.

13.    Media/Public Discussions

It is our policy to disclose material information concerning Cypress to the public only through specific limited channels to avoid inappropriate publicity and to ensure that all those with an interest in Cypress will have equal access to information. All inquiries or calls from the press and financial analysts should be referred to Sabrina Martucci Johnson. We have designated our Chief Financial Officer as our official spokesperson for financial matters, marketing, technical and other related information. Unless a specific exception has been made by the Chief Executive Officer, our Chief Financial Officer is the only person who may communicate with the press on behalf of Cypress.

14.    Waivers

Any waiver of this Code for executive officers (including, where required by applicable laws, our principal executive officer, principal financial officer, principal accounting officer or controller (or persons performing similar functions)) or directors may be authorized only by our Board of Directors or a committee of the Board of Directors and will be disclosed to stockholders as required by applicable laws, rules and regulations.

15.    Compliance Standards and Procedures

Compliance Resources

To facilitate compliance with this Code, we have implemented a program of Code awareness, training and review. We have established the position of Compliance Officer to oversee this program. The Compliance Officer is a person to whom you can address any questions or concerns. The Compliance Officer, our Chief Financial Officer, can be reached at (858) 452-2323 extension 131. In addition to fielding questions or concerns with respect to potential violations of this Code, the Compliance Officer is responsible for:

•	investigating possible violations of this Code;

•	training new employees in Code policies;

•	conducting annual training sessions to refresh employees’ familiarity with this Code;

•	distributing copies of this Code annually via email to each employee with a reminder that each employee is responsible for reading, understanding and complying with this Code;

•	updating this Code as needed and alerting employees to any updates, with appropriate approval of the Audit Committee, to reflect changes in the law, Cypress operations and in recognized best practices, and to reflect Cypress’ experience; and

•	otherwise promoting an atmosphere of responsible and ethical conduct.

Your most immediate resource for any matter related to this Code is your supervisor. He or she may have the information you need, or may be able to refer the question to another appropriate source. There may, however, be times when you prefer not to go to your supervisor. In these instances, you should feel free to discuss your concern with the Compliance Officer. If you are uncomfortable speaking with the Compliance Officer because he or she works in your department or is one of your supervisors, please contact Jay D. Kranzler, Cypress’ Chief Executive Officer.

Ethics Hotline

You may call (800) 452-7646 x 610 (our Ethics Hotline) and leave a message if you wish to ask questions about Cypress policy, seek guidance on specific situations or report violations of this Code. Our Compliance Officer will retrieve any messages left at least once a week. You may call the number anonymously if you prefer as it is not equipped with caller identification, although the Compliance Officer will be unable to obtain follow-up details from you that may be necessary to investigate the matter. Whether you identify yourself or remain anonymous, your telephonic contact with the Ethics Hotline will be kept strictly confidential to the extent reasonably possible within the objectives of this Code.

Clarifying Questions and Concerns; Reporting Possible Violations

If you encounter a situation or are considering a course of action and its appropriateness is unclear, discuss the matter promptly with your supervisor or the Compliance Officer; even the appearance of impropriety can be very damaging and should be avoided.

Obligation to Report Possible Violations

If you are aware of a suspected or actual violation of Code standards by others, you have a responsibility to report it. You are expected to promptly provide a compliance resource with a specific description of the violation that you believe has occurred, including any information you have about the persons involved and the time of the violation.

No Reprisals

Whether you choose to speak with your supervisor or the Compliance Officer, you should do so without fear of any form of retaliation. We will take prompt disciplinary action against any employee who retaliates against you, up to and including termination of employment.

Confidentiality

Supervisors must promptly report any complaints or observations of Code violations to the Compliance Officer. The Compliance Officer will investigate all reported possible Code violations promptly and with the highest degree of confidentiality that is possible under the specific circumstances. Your cooperation in the investigation will be expected. As needed, the Compliance Officer will consult with outside legal counsel, the Human Resources department and/or the Audit Committee.

Discipline

If the investigation indicates that a violation of this Code has probably occurred, we will take such action as we believe to be appropriate under the circumstances. If we determine that an employee is responsible for a Code violation, he or she will be subject to disciplinary action up to, and including, termination of employment and, in appropriate cases, civil action or referral for criminal prosecution. Appropriate action may also be taken to deter any future Code violations. Such disciplinary actions may also be taken (A) when an employee fails to report or withholds relevant information concerning a violation of such standards, laws or regulation, or (B) when there has been inadequate supervision or lack of diligence by a supervisor or manager in connection with a violation of such standards, laws, or regulations.

Appendix C

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

CYPRESS BIOSCIENCE, INC.

Cypress Bioscience, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does certify as follows:

ONE:  The name of this corporation is Cypress Bioscience, Inc. and the date of filing the original Certificate of Incorporation of this corporation with the Secretary of State of the State of Delaware was October 21, 1981 under the name Immune Response Systems, Inc. The Certificate of Incorporation was subsequently amended and restated on April 18, 1996 under the name IMRÉ Corporation and was subsequently amended on September 16, 1999 and March 9, 2001 (collectively, the “Existing Certificate of Incorporation”).

TWO:  Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Second Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”) restates, integrates and amends the provisions of the Existing Certificate of Incorporation of this corporation.

THREE:  The Existing Certificate of Incorporation of this corporation is hereby amended and restated to read as follows:

I.

The name of this corporation is Cypress Bioscience, Inc. (the “Corporation”).

II.

The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, City of Wilmington, County of New Castle, and the name of the registered agent of the Corporation in the State of Delaware at such address is the United States Corporation Company.

III.

The purpose of this Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law (“DGCL”).

IV.

A.    This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is 75,000,000 shares. 60,000,000 shares shall be Common Stock, each having a par value of $.001. 15,000,000 shares shall be Preferred Stock, each having a par value of $.001.

B.    The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

C.    Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

V.

For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

A.

1.    The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a majority of the authorized number of directors constituting the Board of Directors.

2.    Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Each director shall serve as a member of the class to which he or she was elected pursuant to the Existing Certificate of Incorporation unless membership in the classes is reclassified. The term of directors in each class shall be three years. The terms of each of the three classes shall be staggered so that the election of directors in only one class occurs in any given year. At each annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

3.

a.    During such time or times that the Corporation is subject to Section 2115(b) of the California General Corporation Law (the “CGCL”), the Board of Directors or any individual director may be removed from office at any time without cause by the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote on such removal; provided, however, that unless the entire Board is removed, no individual director may be removed when the votes cast against such director’s removal, or not consenting in writing to such removal, would be sufficient to elect that director if voted cumulatively at an election which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of such director’s most recent election were then being elected.

b.    At any time or times that the Corporation is not subject to Section 2115(b) of the CGCL and subject to any limitations imposed by law, Section A. 3. a. above shall no longer apply and removal shall be as provided in Section 141(k) of the DGCL.

4.    Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

B.

1.    The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the authorized number of directors constituting the Board of Directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the Corporation.

2.    The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

3.    No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws.

4.    Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

VI.

A.    The liability of the directors for monetary damages shall be eliminated to the fullest extent under applicable law. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the DGCL, as so amended.

B.    Any repeal or modification of this Article VI shall be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

VII.

A.    The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in Paragraph B. of this Article VII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

B.    Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Corporation required by law or by this Certificate of Incorporation or any certificate of designation filed with respect to a series of Preferred Stock, the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, and VII.

FOUR:  This Certificate of Incorporation has been duly approved by the Board of Directors of the Corporation.

FIVE:  This Certificate of Incorporation was approved by the outstanding shares of this Corporation in accordance with Section 228, 242 and 245 of the General Corporation Law of the State of Delaware.

In Witness Whereof, Cypress Bioscience, Inc. has caused this Second Amended and Restated Certificate to be signed by its Chief Executive Officer this      day of             , 2003.

CYPRESS BIOSCIENCE, INC.

Jay D. Kranzler
Chief Executive Officer

Appendix D

SECOND AMENDED AND RESTATED

BYLAWS OF

CYPRESS BIOSCIENCE, INC.

(A DELAWARE CORPORATION)

ARTICLE I

OFFICES

Section 1.    Registered Office.    The registered office of Cypress Bioscience, Inc. (the “Corporation”) in the State of Delaware shall be in the City of Wilmington, County of New Castle.

Section 2.    Other Offices.    The Corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

CORPORATE SEAL

Section 3.    Corporate Seal.    The Board of Directors may adopt a corporate seal. The corporate seal shall consist of a die bearing the name of the Corporation and the inscription, “Corporate Seal-Delaware.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III

STOCKHOLDERS’ MEETINGS

Section 4.    Place Of Meetings.    Meetings of the stockholders of the Corporation may be held at such place, either within or without the State of Delaware, as may be determined from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the Delaware General Corporation Law (“DGCL”).

Section 5.    Annual Meetings.

(a) The annual meeting of the stockholders of the Corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the Corporation’s notice of meeting of stockholders; (ii) by or at the direction of the Board of Directors; or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving the stockholder’s notice provided for in the following paragraph, who is entitled to vote at the meeting and who complied with the notice procedures set forth in Section 5.

(b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Second Amended and Restated

Bylaws (these “Bylaws”), (i) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (ii) such other business must be a proper matter for stockholder action under DGCL, (iii) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the Corporation with a Solicitation Notice (as defined in clause (iii) of the last sentence of this Section 5(b)), such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation’s voting shares reasonably believed by such stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice, and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 5. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and Rule 14a-11 thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

(c) Notwithstanding anything in the third sentence of Section 5(b) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 5 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(d) Only such persons who are nominated in accordance with the procedures set forth in this Section 5 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 5. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

(e) Notwithstanding the foregoing provisions of this Section 5, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation proxy statement pursuant to Rule 14a-8 under the 1934 Act.

(f) For purposes of this Section 5, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

Section 6.    Special Meetings.

(a) Special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption).

(b) If a special meeting is properly called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by certified or registered mail, return receipt requested, to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the Corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

(c) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving notice provided for in these Bylaws who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 6(c). In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by Section 5(b) of these Bylaws shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

Section 7.    Notice Of Meetings.    Except as otherwise provided by law, notice, given in writing or by electronic transmission, of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, if any, date and hour, in the case of special meetings, the purpose or purposes of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at any such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Notice of the time, place, if any, and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, or by electronic transmission by such person, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person, by remote communication, if applicable, or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

Section 8.    Quorum.    At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by statute or by applicable stock exchange or Nasdaq rules, or by the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders. Except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws, directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise provided by statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy at the meeting shall be the act of such class or classes or series.

Section 9.    Adjournment And Notice Of Adjourned Meetings.    Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 10.    Voting Rights.    For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the Corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

Section 11.    Joint Owners Of Stock.    If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the DGCL, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

Section 12.    List Of Stockholders.    The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. The list shall be open to examination of any stockholder during the time of the meeting as provided by law.

Section 13.    Action Without Meeting.

(a) No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent or by electronic transmission.

Section 14.    Organization.

(a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

(b) The Board of Directors of the Corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the Corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

ARTICLE IV

DIRECTORS

Section 15.    Number And Term Of Office.    The authorized number of directors of the Corporation shall be fixed in accordance with the Certificate of Incorporation. Directors need not be stockholders unless so required by the Certificate of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

Section 16.    Powers.    The powers of the Corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

Section 17.    Classes of Directors.    Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III. Each director shall serve as a member of the class to which he or she was elected pursuant to the Certificate of Incorporation unless membership of the classes is reclassified. The term of directors in each class shall be three years. The terms of each of the three classes shall be staggered so that the election of directors in only one class occurs in any given year. At each annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 18.    Vacancies.

(a) Unless otherwise provided in the Certificate of Incorporation and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Section 18 in the case of the death, removal or resignation of any director.

Section 19.    Resignation.    Any director may resign at any time by delivering his or her notice in writing or by electronic transmission to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

Section 20.    Meetings.

(a) Regular Meetings.    Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Delaware which has been designated by the Board of Directors and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means. No further notice shall be required for regular meetings of the Board of Directors.

(b) Special Meetings.    Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the President or a majority of the authorized number of directors.

(c) Meetings by Electronic Communications Equipment.    Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(d) Notice of Special Meetings.    Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting. If notice is sent by US mail, it shall be sent by first class mail, charges prepaid, at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing, or by electronic transmission, at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

(e) Waiver of Notice.    The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice shall sign a written waiver of notice or shall waive notice by electronic transmission. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 21.    Quorum And Voting.

(a) Unless the Certificate of Incorporation requires a greater number, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

(b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

Section 22.    Action Without Meeting.    Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 23.    Fees And Compensation.    Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

Sect ion 24.    Committees.

(a) Executive Committee.    The Board of Directors may appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any bylaw of the Corporation.

(b) Other Committees.    The Board of Directors may, from time to time, appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

(c) Term.    The Board of Directors, subject to any requirements of any outstanding series of Preferred Stock and the provisions of subsections (a) or (b) of this Bylaw, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(d) Meetings.    Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 24 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

Section 25.    Organization.    At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President (if a director), or if the President is absent, the most senior Vice President (if a director), or, in the absence of any such person, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, any Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

Section 26.    Removal.

(a) During such time or times that the Corporation is subject to Section 2115(b) of the CGCL, the Board of Directors or any individual director may be removed from office at any time without cause by the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote on such removal; provided, however, that unless the entire Board is removed, no individual director may be removed when the votes cast against such director’s removal, or not consenting in writing to such removal, would be sufficient to elect that director if voted cumulatively at an election which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of such director’s most recent election were then being elected.

(b) At any time or times that the Corporation is not subject to Section 2115(b) of the CGCL, and subject to any limitations imposed by law, Section 26(a) above shall no longer apply and removal shall be as provided in Section 141(k) of the DGCL.

ARTICLE V

OFFICERS

Section 27.    Officers Designated.    The officers of the Corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer and the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Directors. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the Corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the Corporation shall be fixed by or in the manner designated by the Board of Directors.

Section 28.    Tenure And Duties Of Officers.

(a) General.    All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

(b) Duties of Chairman of the Board of Directors.    The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board

of Directors shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. If there is no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 28.

(c) Duties of President.    The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the Corporation, the President shall be the Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The President shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

(d) Duties of Vice Presidents.    The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(e) Duties of Secretary.    The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the Corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(f) Duties of Chief Financial Officer.    The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

Section 29.    Delegation Of Authority.    The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 30.    Resignations.    Any officer may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract with the resigning officer.

Section 31.    Removal.    Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

ARTICLE VI

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE

CORPORATION

Section 32.    Execution Of Corporate Instruments.    The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, or to sign on behalf of the Corporation the corporate name without limitation, or to enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation.

All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 33.    Voting Of Securities Owned By The Corporation.    All stock and other securities of other corporations owned or held by the Corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

ARTICLE VII

SHARES OF STOCK

Section 34.    Form And Execution Of Certificates.    Certificates for the shares of stock of the Corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the Corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the

Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 35.    Lost Certificates.    A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The Corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or the owner’s legal representative, to agree to indemnify the Corporation in such manner as it shall require or to give the Corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

Section 36.    Transfers.

(a) Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

(b) The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

Section 37.    Fixing Record Dates.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 38.    Registered Stockholders.    The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VIII

OTHER SECURITIES OF THE CORPORATION

Section 39.    Execution Of Other Securities.    All bonds, debentures and other corporate securities of the Corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the Corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Corporation.

ARTICLE IX

DIVIDENDS

Section 40.    Declaration Of Dividends.    Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and applicable law.

Section 41.    Dividend Reserve.    Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE X

FISCAL YEAR

Section 42.    Fiscal Year.    The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

ARTICLE XI

INDEMNIFICATION

Section 43.    Indemnification Of Directors, Executive Officers, Other Officers, Employees And Other Agents.

(a) Directors and Executive Officers.    The Corporation shall indemnify its directors and executive officers (for purposes of this Article XI “executive officers” shall have the meaning defined in Rule 3b-7 promulgated under the 1934 Act) to the fullest extent not prohibited by the DGCL or any other applicable law; provided, however, that the Corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers; and, provided, further, that the Corporation shall not be required to indemnify any director or executive officers in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the DGCL or any other applicable law or (iv) such indemnification is required to be made under subsection (d).

(b) Other Officers, Employees and Other Agents.    The Corporation shall have power to indemnify its other officers, employees and other agents as set forth in the DGCL or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person to such officers or other persons as the Board of Directors shall determine.

(c) Expenses.    The Corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or executive officer, of the Corporation, or is or was serving at the request of the Corporation as a director or executive officer of another Corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding provided, however, that if the DGCL requires, an advancement of expenses incurred by a director or executive officer in his or her capacity as a director or executive officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 43 or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Section 43, no advance shall be made by the Corporation to an executive officer of the Corporation (except by reason of the fact that such executive officer is or was a director of the Corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by a majority vote of directors who were not parties to the proceeding, even if not a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation.

(d) Enforcement.    Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Corporation and the director or executive officer. Any right to indemnification or advances granted by this Section 43 to a director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. In connection with any claim for indemnification, the Corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the DGCL or any other applicable law for the Corporation to indemnify the claimant for the amount claimed. In connection with any claim by an executive officer of the Corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such executive officer is or was a director of the Corporation) for advances, the Corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the DGCL or any other applicable law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

(e) Non-Exclusivity of Rights.    The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL, or by any other applicable law.

(f) Survival of Rights.    The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director or executive officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g) Insurance.    To the fullest extent permitted by the DGCL or any other applicable law, the Corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Section 43.

(h) Amendments.    Any repeal or modification of this Section 43 shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the Corporation.

(i) Saving Clause.    If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and executive officer to the full extent not prohibited by any applicable portion of this Section 43 that shall not have been invalidated, or by any other applicable law. If this Section 43 shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the Corporation shall indemnify each director and executive officer to the full extent under any other applicable law.

(j) Certain Definitions.    For the purposes of this Bylaw, the following definitions shall apply:

(1) The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(2) The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(3) The term the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section 43 with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(4) References to a “director,” “executive officer,” “officer,” “employee,” or “agent” of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(5) References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Section 43.

ARTICLE XII

NOTICES

Section 44.    Notices.

(a) Notice To Stockholders.    Written notice to stockholders of stockholder meetings shall be given as provided in Section 7 herein. Without limiting the manner by which notice may otherwise be given effectively to stockholders under any agreement or contract with such stockholder, and except as otherwise required by law, written notice to stockholders for purposes other than stockholder meetings may be sent by US mail or nationally recognized overnight courier, or by facsimile, telegraph or telex or by electronic mail or other electronic means.

(b) Notice To Directors.    Any notice required to be given to any director may be given by the method stated in subsection (a), as otherwise provided in these Bylaws, or by overnight delivery service, facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

(c) Affidavit Of Mailing.    An affidavit of mailing, executed by a duly authorized and competent employee of the Corporation or its transfer agent appointed with respect to the class of stock affected, or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

(d) Methods of Notice.    It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

(e) Notice To Person With Whom Communication Is Unlawful.    Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the Corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

ARTICLE XIII

AMENDMENTS

Section 45.    The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation.    Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Board of Directors. Subject to Section 43(h), the stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3% of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of these Bylaws.

ARTICLE XIV

LOANS TO OFFICERS

Section 46.    Loans To Officers.    Except as prohibited under applicable law, the Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiaries, including any officer or employee who is a Director of the Corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the Corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

CYPRESS BIOSCIENCE, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 15, 2003

The undersigned hereby appoints Jay D. Kranzler, Sabrina Martucci Johnson and R. Michael Gendreau, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Cypress Bioscience, Inc. (the “Company”) which the undersigned may be entitled to vote at the 2003 Annual Meeting of Stockholders of the Company to be held at the La Jolla Marriott, 4240 La Jolla Village Drive, La Jolla, California 92037 on Monday, September 15, 2003 at 11:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

Unless a contrary direction is indicated, this Proxy will be voted for all nominees listed in Proposal 1 and for Proposals 2, 3 and 4, as more specifically described in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

(Continued and to be Signed and Dated on the Reverse Side)

Please date, sign and mail your proxy card in the envelope provided as soon as possible!

2003 Annual Meeting of Stockholders

CYPRESS BIOSCIENCE, INC.

September 15, 2003

ò    Please Detach and Mail in the Envelope Provided    ò

☒	Please mark your votes as in this example.

The Board of Directors recommends a vote for the nominees for director listed below.

Proposal 1:  To elect two directors to hold office until the 2006 Annual Meeting of Stockholders.

☐	For all nominees listed below (except as marked to the contrary below).	☐	Withhold Authority to vote for all nominees listed below.

Nominees:  Martin B. Keller, Jay D. Kranzler.

To withhold authority to vote for any nominee(s) write such nominee(s)’ name(s) below:

The Board of Directors recommends a vote for Proposals 2, 3 and 4.

Proposal 2:  To approve the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation, as amended, and the Company’s Amended and Restated Bylaws in the manner set forth in the Proxy Statement.

☐ For	☐	Against	☐	Abstain

PROPOSAL 3:  To amend the Company’s 2000 Equity Incentive Plan to increase the number of shares of common stock available for issuance as incentive stock options thereunder from 875,000 shares to 5,600,000 shares.

☐ For	☐	Against	☐	Abstain

PROPOSAL 4:  To ratify the selection of Ernst & Young LLP by the Audit Committee of the Company’s board of directors as independent auditors of the Company for the fiscal year ending December 31, 2003.

☐ For	☐	Against	☐	Abstain

(Continued and to be dated and signed on other side)

Dated
SIGNATURE(S)

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.